As filed with the Securities and Exchange Commission on April 11, 2007
Securities Act File No. 333-
Investment Company Act File No. 811-

U.S. Securities And Exchange Commission
Washington, D.C. 20549

FORM N-2
(Check appropriate box or boxes)
☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
and/or
☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐ Amendment No.

DWS RREEF World Real Estate Plus Fund, Inc.
(Exact Name of Registrant as Specified In Charter)

345 Park Avenue
New York, NY 10154
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: 800-728-3337
Michael G. Clark
Deutsche Asset Management
345 Park Avenue
New York, NY 10154
(Name and Address of Agent For Service)

With copy to:

Burton M. Leibert, Esq.	J. Christopher Jackson, Esq.
Willkie Farr & Gallagher LLP	Deutsche Investment Management
787 Seventh Avenue	Americas Inc.
New York, New York 10019	345 Park Avenue
New York, NY 10154

     Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum	Amount of
	Amount Being	Offering Price	Aggregate Offering	Registration
Title of Securities Being Registered	Registered(1)	Per Unit	Price	Fee(1)(2)
Common Stock, $0.01 par value	50,000 shares	$20.00	$1,000,000	$30.70

(1)	Estimated solely for the purpose of calculating the registration fee.

(2)	$30.70 was wired to the Securities and Exchange Commission’s account at Mellon Bank, Pittsburgh, Pennsylvania in payment of the required registration fee due in connection with this Registration Statement.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the “SEC”) is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 11, 2007

PRELIMINARY PROSPECTUS

           Shares

DWS RREEF WORLD REAL ESTATE PLUS FUND, INC.

Common Shares

Investment Objectives.  DWS RREEF World Real Estate Plus Fund, Inc. (the “Fund”) is a recently organized, non-diversified, closed-end management investment company. The Fund’s investment objectives are high current income and capital appreciation. The Fund seeks to achieve its objectives primarily through investment in global real estate securities. In addition, the Fund will employ a global tactical asset allocation overlay strategy to seek to generate additional revenue.

Portfolio Contents.  Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “Real Estate Securities.” Real Estate Securities are equity and debt securities issued by real estate companies, such as real estate investment trusts (“REITs”) or REIT-like structures. A company will be considered a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or at least 50% of the market value of its assets at the time the security is purchased are attributed to the ownership, construction, management or sale of real estate. Under normal market conditions, a majority of the Real Estate Securities held by the Fund will be securities of companies located or operating in Asia, Australia, Europe, Canada and the United States, but the Fund may invest up to 15% of its total assets in real estate companies located or operating in emerging market countries. There is no limit on the maximum amount of assets invested in equity securities or debt securities and the portion of the Fund’s assets invested in equity securities and debt securities is expected to vary over time.

The Fund will employ a global tactical asset allocation overlay strategy to seek to generate additional revenue. This strategy, which the Investment Manager calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term mispricings within global equity, bond and currency markets. This iGAP strategy is implemented through the use of derivatives, primarily futures and forward contracts, and the return from these holdings is expected to have a low correlation to the Fund’s real estate securities holdings. The net notional amount of the Fund’s long and short exposure to global equity securities, bonds and currencies through the iGAP strategy will not exceed     % of the value of the Fund’s total assets.

At least 40% of the Fund’s total assets will be invested outside the United States, under normal market conditions, but the Fund may invest without limit in foreign securities.

Investment Manager and Investment Adviser.  The Fund’s investment manager is Deutsche Investment Management Americas Inc. (“DIMA” or the “Investment Manager”) and the Fund’s investment adviser is its affiliate, RREEF America L.L.C. (“RREEF” or the “Investment Adviser”). The Investment Manager and the Investment Adviser are part of Deutsche Asset Management, the United States asset management group of Deutsche Bank AG.

Investing in the shares of common stock of the Fund (“Shares”) involves risks that are described in the “Principal risks of the Fund” section beginning on page    of this Prospectus.

Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Price to Public		Sales Load	Proceeds to Fund

Per share		$20.00	$	$
Total	$		$	$

The underwriters may also purchase an additional           shares of Common Stock at the public offering price, less the sales load, within 45 days of the date of this prospectus to cover overallotments. If such option is exercised in full, the total price to public, sales load and proceeds to the Fund will be $     , $     , and $     , respectively. See “Underwriting.”

In addition to the sales load, the Fund will pay organizational and offering expenses of up to $      per share which will reduce the “Proceeds to Fund” (above). The Investment Manager has agreed to pay (i) all of the Fund’s organizational expenses and (ii) offering costs (other than the sales load) which exceed $0.04 per share. The Fund’s offering expenses (other than the sales load), as of the date of this prospectus, are estimated to be approximately $     , of which $      would be borne by the Fund. The actual offering expenses and the respective dollar amounts borne by the Fund and by Deutsche Investment Management Americas Inc. may be different. Proceeds to the Fund are calculated after expenses paid by the Fund.

[UNDERWRITERS]

The Fund may invest up to 20% of its total assets in illiquid investments, including privately-negotiated equity or debt securities. The Fund may invest up to 20% of its total assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating agency (that is, rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and unrated securities that are judged to be below investment grade by the Investment Manager or Investment Adviser, as applicable. These below investment grade quality securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. The Fund will not invest in securities rated below B by Moody’s or S&P. The Fund may invest in companies without regard to their market capitalizations. Consequently, the Fund may hold, without limitation, securities of companies with large, medium or small market capitalizations.

There can be no assurance that the Fund will achieve its investment objectives. See “Investment objectives, strategies and policies” and “Principal risks of the Fund.”

Exchange Listing.  The Fund’s Shares have been approved for listing on the          Stock Exchange upon notice of issuance under the symbol “          .” Because the Fund is recently organized, its Shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

This Prospectus sets forth concisely information about the Fund you should know before investing. You should read the Prospectus before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated          , 2007 (the “SAI”), containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You can review the table of contents of the SAI on page    of this Prospectus. You may request a free copy of the SAI by calling (800) 349-4281. You may also obtain the SAI and other information regarding the Fund on the SEC web site (http://www.sec.gov).

The Fund’s Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters expect to deliver the Shares on or about          , 2007.

You should rely only on the information contained or incorporated by reference in this Prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus is accurate only as of the date of this Prospectus. Our business, financial condition and prospects may have changed since that date.

Through and including          , 2007 (25 days after the date of this Prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers’ obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

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PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Shares. You should review the more detailed information contained in this Prospectus and in the SAI, especially the information set forth under the heading “Principal risks of the Fund.”

THE FUND

DWS RREEF World Real Estate Plus Fund, Inc., a Maryland corporation (the “Fund”), is a recently organized, non-diversified, closed-end management investment company.

THE OFFERING

The Fund is offering           shares of common stock, $0.01 par value per share (“Shares”), through a group of underwriters lead managed by          . The initial public offering price is $20.00 per share. The minimum purchase pursuant to this offering is 100 Shares ($2,000). The underwriters have been granted an option to purchase up to           additional Shares solely to cover over-allotments, if any. See “Underwriting.”

INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

Investment Objectives and Policies

The Fund’s investment objectives are high current income and capital appreciation. The Fund seeks to achieve its objectives primarily through investment in global real estate securities. In addition, the Fund will employ a global tactical asset allocation overlay strategy to seek to generate additional revenue. See “Investment objectives, strategies and policies.”

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “Real Estate Securities.” Real Estate Securities are equity and debt securities issued by real estate companies, such as real estate investment trusts (“REITs”) or REIT-like structures. A company will be considered a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or at least 50% of the market value of its assets at the time the security is purchased are attributed to the ownership, construction, management or sale of real estate. Under normal market conditions, a majority of the Real Estate Securities held by the Fund will be securities of companies located or operating in Asia, Australia, Europe, Canada and the United States, but the Fund may invest up to 15% of its total assets in real estate companies located or operating in emerging market countries. There is no limit on the maximum amount of assets invested in equity securities or debt securities and the portion of the Fund’s assets invested in equity securities and debt securities is expected to vary over time. Up to 10% of the Fund’s Real Estate Securities may not be listed on a U.S. or non-U.S. exchange.

At least 40% of the Fund’s total assets will be invested outside the United States, under normal market conditions, but the Fund may invest without limit in foreign securities.

Equity securities in which the Fund may invest include common stock, preferred stock, warrants, convertible securities and other equity securities issued by real estate companies. The Fund may invest in companies without regard to their market capitalizations. Consequently, the Fund may hold, without limitation, securities of companies with large, medium or small market capitalizations.

The Fund may invest up to 20% of its total assets in illiquid investments, including privately-negotiated equity or debt securities. The Fund may invest up to 20% of its total assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating agency (that is, rated below Baa Moody’s or below BBB by S&P and unrated securities that are judged to be below investment grade by the Investment Manager or Investment Adviser, as applicable. These below investment grade quality securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. The Fund will not invest in securities rated below B by Moody’s or S&P.

The Fund will employ a global tactical asset allocation overlay strategy to seek to generate additional revenue. This strategy, which the Adviser calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term inefficiencies and relative mispricings within global equity, bond and currency markets. iGAP is a proprietary global macro relative value investment program that integrates the investment ideas of various investment teams within Deutsche Asset Management. Each team develops local views on relative country-level performance expectations within equity, fixed income and currency markets using quantitative and fundamental analysis. Since a single investment approach rarely performs well in all market conditions, the teams are selected to diversify investment approaches to attempt to enhance the expected return for a given level of risk. The collective views of the teams are then used to decide which global equity, bond and currency markets to hold long (where the market is believed to be undervalued) and which to hold short (where the market is believed to be overvalued), in order to generate excess return (“alpha”). The process is systematic and risk-managed and combines quantitative and qualitative elements. The goal of the iGAP strategy is to capture the return associated with securities or currencies reverting back to their fair value. Long positions add value when the underlying securities or currencies increase in price, while short positions add value when the underlying securities or currencies decrease in price.

The iGAP strategy is implemented through long and short positions in exchange-traded equity, fixed income and currency futures contracts and currency forwards (including cash-settled deliverable and non-deliverable futures and currency forward contracts). When selecting appropriate derivative instruments, the iGAP portfolio managers consider factors such as liquidity, cost, margin requirements and credit quality of the counterparty. The strategy gives the Fund access to a global network of investment teams and a broad investment universe, thereby capturing local market insights. Investment weightings among global equity, bond and currency markets can be expected to shift frequently in an effort to capture inefficiencies in the prices of instruments in these markets. The Adviser believes that the use of the iGAP strategy can potentially benefit the Fund by enhancing the Fund’s risk-adjusted return potential by investing in a varied portfolio of instruments whose performance is not correlated with the Fund’s real estate securities and by providing an opportunity for consistent excess return.

The iGAP strategy will be implemented independent of the Fund’s real estate securities investing and is not designed to hedge or supplement the Fund’s real estate exposure. The equity positions held as part of the iGAP strategy will generally provide exposure to developed country indices and will not focus on real estate companies directly or indirectly. Similarly, iGAP’s currency and bond exposure, which is expected to focus primarily on developed markets, will not be correlated to the Fund’s global real estate securities exposure. In addition, the Investment Manager and the Investment Adviser may take positions that express differing views on a currency or market. For example, the Investment Manager may take a “short” position in a currency where the Fund would have significant “long” exposure to the currency through its real estate holdings.

Futures contracts and certain other derivative investments held as part of the iGAP strategy have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. See “Principal risks of the Fund — Leverage risk” and “— Additional Investment Exposure (Effective Leverage) Risk”. The notional amount of the Fund’s long exposure to futures and forward contracts is expected to range between     % and     % of the value of the Fund’s total assets but could, depending on market conditions, be as high as     %. The notional amount of the Fund’s short exposure to futures and forward contracts is expected to range between     % and     % of the value of the Fund’s total assets, but could be as high as     %, depending on market conditions. The Fund’s net notional long exposure to global bonds and currencies through the iGAP strategy can vary over time depending on market conditions but may not exceed     % of the value of the Fund’s total assets. The Fund’s net notional long exposure to any single currency other than the U.S. dollar through the iGAP strategy generally will not be greater than     % of the Fund’s total assets.

There can be no assurance that the Fund’s investment objectives will be achieved. See “Investment objectives, strategies and policies.”

Investment Strategy and Philosophy

The Investment Adviser uses a disciplined two-step process for constructing the Fund’s portfolio of Real Estate Securities. First, the Investment Adviser selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private

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property market trends and conditions. Second, the Investment Adviser uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers. This in-house valuation process examines several factors, including (i) value and properties; (ii) capital structure; and (iii) management and strategy. The Investment Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities it believes are more promising.

The Investment Adviser will seek to identify global real estate companies and global real estate investments that, in its view, will provide superior returns, focusing on companies that have strong cash flow growth potential and, therefore, the capacity for sustained dividend increases. To find these issuers, the Investment Adviser tracks economic conditions and real estate market performance in major international metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from an international network of real estate professionals to evaluate the holdings of global real estate companies and REITs in which the Fund may invest. Its analysis also includes each company’s management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers the Investment Adviser believes will be the most profitable to the Fund. The Investment Adviser also considers activity in the global real estate securities markets in general when making investment decisions. The Fund can invest in real estate companies of any size.

The Investment Adviser believes that investment in securities of global real estate companies historically has offered greater opportunity for higher current income than is available by investment in other classes of securities, such as U.S. government securities and broader market equity securities, including those that make up the S&P 500 Index. The Investment Adviser also believes that investment in global real estate companies historically has offered attractive opportunities for capital appreciation which, together with an opportunity for high current income, could provide investors with attractive total returns. In addition, the Investment Adviser believes, based upon its evaluation of historical data, that investments in securities of global real estate companies have exhibited low correlation in performance over time to the performance of other major asset classes of equity and debt securities, as measured by the S&P 500 Index and the Lehman Brothers Aggregate Bond Index. As a result, investment in the Fund may provide the opportunity to add an alternative asset class to an investor’s overall portfolio, which has the potential to improve risk-adjusted total returns in a portfolio context. Further, return correlations of real estate companies across countries and regions have historically been very low. As a result, a blend of both U.S. Real Estate Securities and non-U.S. Real Estate Securities may enable the Fund to deliver returns with lower overall statistical risk (as measured by standard deviation of monthly total returns) than a fund only investing in U.S. real estate securities.

Through the tactical global asset allocation, or iGAP, strategy, the Investment Manager seeks to enhance the Fund’s return by shifting investment weightings among global equity, bond and currency markets in an effort to capture short- and medium-term market moves. The portfolio managers take the investment views of Deutsche Asset Management’s equity, bond, asset allocation and currency teams located around the world and combine them using a structured, disciplined portfolio construction and risk management process. The end result is a portfolio of equity, bond and currency positions intended to generate returns for the Fund that exceed those that could be achieved without the use of the iGAP strategy, although there can be no guarantee that such result will be achieved. Because the iGAP strategy focuses on short-and medium-term market moves, the portfolio managers expect to change frequently the investment weightings of that portion of the Fund’s portfolio invested utilizing the iGAP strategy.

INVESTMENT MANAGER AND ADMINISTRATOR

Deutsche Investment Management Americas Inc., with headquarters at 345 Park Avenue, New York, New York 10154, is the Fund’s investment manager pursuant to an investment management agreement with the Fund (the “Investment Management Agreement”). Pursuant to the Investment Management Agreement, and subject to oversight by the Fund’s Board, the Investment Manager provides continuing investment management of the assets of the Fund in accordance with the Fund’s investment objectives, policies and restrictions. The Investment Manager’s services include, but are not limited to, the supervision and oversight of the activities of the Fund’s Investment Adviser and the subadvisers (for the subadvisers, with respect to their activities other than investment management), the implementation of the iGAP strategy for the Fund, the development and implementation of an

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investment program with respect to securities that are not issued by real estate companies, including management of cash assets, and monitoring the Fund’s performance and compliance with its investment guidelines.

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DIMA also renders administration services pursuant to an agreement with the Fund (“Administrative Services Agreement”). Pursuant to the Administrative Services Agreement, DIMA provides administration services to the Fund including, among others, providing the Fund with personnel (including the services of a chief compliance officer), preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, fund accounting services for the Fund, and monitoring the valuation of Fund securities. DIMA may delegate the provision of certain of these services to other organizations at DIMA’s expense. See “Investment Management and Administration.”

INVESTMENT ADVISER

RREEF America L.L.C. acts as the Fund’s investment adviser pursuant to an advisory agreement with the Investment Manager (the “Investment Advisory Agreement”), and is responsible for the day-to-day management of the portion of the Fund’s portfolio invested in real estate companies and related securities. The Investment Adviser has provided real estate investment management services to institutional investors since 1975, and has been an investment adviser of real estate securities since 1993. As of December 31, 2006, the Investment Adviser had approximately $40.5 billion in real estate-related assets under management. The Investment Adviser provides a wide range of services, including advising investment advisory accounts, including U.S. registered investment companies and other pooled vehicles; investing in publicly traded real estate securities, including REITs and real estate operating companies; providing discretionary investment advisory services to REITs; providing property management services with respect to any property or properties held in accounts for which the Investment Adviser provides advisory services; and providing investment management services for individual realty investment portfolios, limited partnership and limited liability company interests and shares of real estate investment trusts owned by pension trusts and other institutional clients. See “Investment Adviser.”

SUBADVISERS

Pursuant to investment subadvisory agreements (the “Subadvisory Agreements”) between RREEF and Deutsche Asset Management International GmbH, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the “subadvisers”), these entities act as subadvisers to the Fund. As subadvisers, under the supervision of the Board of Directors, DIMA and RREEF, the subadvisers manage the Fund’s investments in specific foreign markets. Deutsche Asset Management International GmbH, Mainzer Landstrasse 178-190, Frankfurt am Main, Germany, manages investment decisions for the European portion of the Fund’s real estate securities portfolio. Currently, RREEF Global Advisers Limited, Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, invests or recommends investments in U. K. real estate securities for the Fund. Deutsche Asset Management (Hong Kong) Limited, 55/F Cheung Kong Centre, 2 Queen’s Road Central, Hong Kong, China, and Deutsche Investments Australia Limited, Level 21, 83 Clarence Street, Sydney, Australia, NSW, 2000, manage the stock selection decisions for the Asian and Australian portions of the Fund’s real estate securities portfolio. The subadvisory fee for each subadviser is paid by RREEF, and not by the Fund. Each subadviser currently acts as a subadviser to an open-end U.S. registered investment company managed by the Investment Manager and the Investment Adviser. While they have no other prior experience managing U.S. registered investment companies, they do have extensive experience in real estate securities investing generally. See “Subadvisers.”

The Fund’s shareholder report for the period ending          , 2007 will contain a discussion regarding the basis for the Board of Directors’ approval of the Investment Management Agreement, the Investment Advisory Agreement and the Subadvisory Agreements.

PRINCIPAL RISKS OF THE FUND

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

No Operating History.  As a recently organized entity, the Fund has no operating history. See “The Fund.”

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Investment Risk.  An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Security Selection Risk.  A risk that pervades all investing is the risk that the instruments in the Fund’s portfolio will decline in value. The Investment Manager’s, Investment Adviser’s or the subadvisers’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made by the Investment Manager, the Investment Adviser or a subadviser will prove beneficial to the Fund.

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The issuer of a security may also default or otherwise become unable to honor a financial obligation.

Market Risk.  Your investment in Shares represents an indirect investment in exchange- and over-the-counter-traded real estate securities and other assets owned by the Fund. The Investment Manager and the Investment Adviser may take positions that express differing views on a currency or market. For example, the Investment Manager may take a “short” position in a currency where the Fund would have significant “long” exposure to the currency through its real estate holdings. The value of the Fund’s portfolio holdings, like other stock market, debt and currency investments, may fluctuate, sometimes rapidly and unpredictably. Preferred stocks and debt securities are generally more sensitive to changes in interest rates than common stocks. When interest rates rise, the market value of preferred stocks and debt securities generally will fall. Your Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. In addition, although the return from the Fund’s iGAP strategy holdings is expected to have a low correlation to the Fund’s real estate securities holdings, there can be no guarantee that this will be the case, and both the Fund’s holdings in its real estate portfolio and its iGAP strategy holdings could decline at the same time. See “Principal risks of the Fund — Market Risk.”

General Risks of Securities Linked to the Real Estate Market.  The Fund will not invest in real estate directly, but only in securities issued by global real estate companies, including REITs, REIT-like companies and real estate operating companies. However, because of the Fund’s policy of concentration in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. See “Principal risks of the Fund — General Risks of Securities Linked to the Real Estate Market.”

General Real Estate Risks.  Since the Fund concentrates its assets in the global real estate industry, your investment in the Fund will be closely linked to the performance of the global real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate companies shares may drop because of falling property values, increased interest rates, poor management of the companies or other factors. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. See “Principal risks of the Fund — General Real Estate Risks.” In addition, there are risks associated with particular sectors of real estate investments, as described below.

•	Retail Properties. Retail properties are affected by the overall health of the applicable economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

•	Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and noncompetitiveness.

•	Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties

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tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

•	Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs; and competition on a local and regional basis. The governmental laws and regulations described above are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

•	Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply, and rent control laws or other laws affecting such properties.

•	Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

•	Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions with respect to rental rates and occupancy levels.

Insurance Issues.  Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result adversely impact the Fund’s investment performance.

Credit Risk.  Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operative effectively.

Foreign Investment Risk.  The Fund will invest in securities of non-U.S. issuers or in securities that are denominated in various foreign currencies or multinational currency units and, through the iGAP strategy, may invest in non-U.S. equity, bond and currency markets through the use of derivatives involving U.S. or non-U.S. issuers (“Foreign Investments”). Such investments involve certain risks not involved in domestic investments. Securities and currency markets in certain foreign countries are not as developed, efficient or liquid as securities and currency markets in the United States. Therefore, the prices of Foreign Investments often are volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its Foreign Investments. The Fund may hold Foreign Investments of issuers in so-called “emerging markets” which may entail additional risks. See “Principal Risks of the Fund — Emerging Markets Risk.”

Forward Contracts Risk.  Because investments in non-U.S. securities issued by global real estate companies and as part of the iGAP strategy usually involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures and options contracts on foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion

6

difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. See “Principal risks of the Fund — Forward Contracts Risk.”

Futures Contracts Risk.  The successful use of futures contracts draws upon the Investment Manager’s and Investment Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures contract may not be available when a futures position is sought to be closed. Successful use of futures contracts is further dependent on the Investment Manager’s and Investment Adviser’s ability to predict correctly movements in the securities markets and no assurance can be given that its judgment will be correct. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so. See “Principal risks of the Fund — Futures Contracts Risk.”

Foreign Currency Risk.  Although the Fund will report its net asset value and pay dividends and distributions in U.S. dollars, foreign investments often are purchased with and make interest payments in foreign currencies. In addition, as part of the iGAP strategy, the Fund may invest in non-U.S. currency markets, to increase return or speculate in price changes in these markets. Therefore, when the Fund invests in foreign investments, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Certain foreign countries may impose restrictions on the ability of issuers of foreign investments to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult. See “Principal risks of the Fund — Foreign Currency Risk.”

Emerging Markets Risk.  The Fund may invest in Real Estate Securities of issuers located or doing substantial business in “emerging markets” and may invest in global equity, bond or currency markets that are emerging markets as part of the iGAP strategy. The Fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in Foreign Investments can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries or in those markets or currencies generally. To the extent that the Fund does invest in emerging markets, it may face higher political, information, liquidity, regulatory and market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock, bond and currency markets in the past. High levels of debt tend to make emerging market economies heavily reliant on foreign capital and vulnerable to capital flight. See “Principal risks of the Fund — Emerging Markets Risk.”

Non-Diversified Status.  The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund invested in a larger number of issuers. The Fund intends to comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. “Principal risks of the Fund — Non-Diversified Status.”

Derivatives Risk.  The Fund may invest in various instruments commonly known as “derivatives” to increase its exposure to certain instruments. The Fund may use derivatives as a hedging strategy to maintain a specific portfolio duration or to protect against market risk. As part of its iGAP strategy the Fund will also use derivatives for leveraging, which is a way to attempt to enhance returns. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used

7

for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund. See “Principal risks of the Fund — Derivatives Risk.”

Environmental Issues.  In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Recent Events.  The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic economic and political conditions.

REIT Tax Issues.  U.S. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company that purports to be a U.S. REIT but fails to qualify as a U.S. REIT. In the event of any such unexpected failure to qualify as a U.S. REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. Also, U.S. REITs could possibly fail to maintain their exemptions from registration under the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. REITs may be subject to withholding and other taxes imposed by foreign countries. The Fund may also invest in non-U.S. REITs that are treated for U.S. federal income tax purposes as “passive foreign investment companies,” subjecting the Fund to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders unless certain mitigating steps are taken. See also “Taxation.”

Small Company Risk.  The Fund may invest in Real Estate Securities of smaller companies which may entail additional risks. Even the larger global real estate companies tend to be small to medium-sized companies in comparison to many industrial and service companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than — and at times will perform differently from — large company stocks such as those found in the Dow Jones Industrial Average.

Concentration Risk.  The Fund concentrates its investments in global Real Estate Securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to many of the risks associated with direct ownership of real estate that may lead to declines in property values. See “Principal risks of the Fund — General Risks Of Securities Linked To The Real Estate Market” and “— General Real Estate Risks.” See “Principal risks of the Fund — Concentration Risk.”

Lower-Rated Securities Risk.  Lower-rated preferred stock or debt securities, or equivalent unrated securities, which are commonly known as “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities, and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities. See “Principal risks of the Fund — Risks of Investment in Lower-rated Securities.”

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Additional Investment Exposure (Effective Leverage) Risk.  The Fund’s iGAP strategy has an economic effect similar to financial leverage. The Fund will make investments in equity, fixed income and currency futures contracts, forward currency contracts and other derivative instruments to gain long and short exposure to global equity securities, bonds and currencies without any substantial immediate cash outlay. Because the net notional amount of the Fund’s long and short exposure to global equity securities, bonds and currencies through the iGAP strategy could equal     % of the value of the Fund’s total assets, the additional investment exposure through the iGAP strategy could represent     % of the Fund’s total investment exposure. This increase of total investment exposure, similar to financial leverage, presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Shares. See “Principal risks of the Fund — Additional Investment Exposure (Effective Leverage) Risk.” See also “Risks — Leverage Risk.”

Preferred Securities.  The Fund may invest in preferred securities, which entail special risks, including:

•	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security issued by a company that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received the proceeds of the distribution.

•	Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

•	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return on the security held by the Fund.

•	New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Adviser believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Market Price Discount From Net Asset Value.  Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. We cannot predict whether the shares will trade at, above or below net asset value. See “Principal risks of the Fund — Market Price Discount From Net Asset Value.”

Long/Short Risk.  Although all funds are subject to the risk that the fund’s portfolio managers will not make good investments, the Fund’s iGAP strategy, which takes both long and short positions, increases this risk because long positions could decline in value at the same time short positions increase in value. As with other funds, taking

9

long positions in investments that decline in value would hurt the Fund’s performance. Additionally, however, if the Fund were to take short positions in investments that increase in value, then it would be likely to underperform similar funds that do not take short positions. Short sales also involve expenses that will decrease the Fund’s return. In addition, the Investment Manager and the Investment Adviser could take differing positions in a currency or equity or fixed income market. For example, the Investment Manager may take a “short” position in a currency where the Fund would have significant “long” exposure to the currency through its real estate holdings. In that event, any gain from the short position may be partially or totally canceled by a decline in the long position, or vice versa. See “Principal risks of the Fund — Long/Short Risk.”

Leverage Risk.  As part of the iGAP strategy, the Fund will make investments in equity, fixed income and currency futures contracts, forward currency contracts and other derivative instruments to gain long and short exposure to global equity, bond and currency markets. The futures contracts and certain other derivatives have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so.

Use of leverage can magnify the effects of changes in the value of the Fund’s portfolio and make the Fund more volatile. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

The use of leverage generally will require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money, to maintain asset coverage in conformity with the requirements of the 1940 Act). While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure, or to meet other obligations, such as payment for the repurchase of Fund shares, at a time when it may be disadvantageous to sell such assets.

See “Additional Investment Exposure (Effective Leverage) Risk.”

The Fund does not currently intend to utilize leverage in the form of the issuance of preferred shares or use of borrowings. However, if the Fund does utilize such leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s total managed assets (which equals the total asset value of the Shares, including the liquidation preference on any preferred shares issued by the Fund plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage)).

See “Principal risks of the Fund — Leverage Risk.”

ADDITIONAL RISK CONSIDERATIONS

Portfolio Turnover.  We may engage in portfolio trading when considered appropriate and the iGAP strategy is expected to result in frequent portfolio trading. There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. See “Additional risk considerations — Portfolio Turnover.”

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions can decline. In addition, during periods of rising inflation, dividend rates on any preferred shares issued by the Fund would likely increase, which would tend to further reduce returns to Common Shareholders. See “Additional risk considerations — Inflation Risk.”

Deflation Risk.  Deflation risk is the risk that the Fund’s dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Fund. See “Additional risk considerations — Deflation Risk.”

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Interest Rate Risk.  Interest rate risk is the risk that fixed income investments such as preferred securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the net asset value and market price of its Shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Fund portfolio will decline in value due to rising interest rates. Your Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund’s dividends and distributions. See “Additional risk considerations — Interest Rate Risk.”

Strategic Transactions.  For general portfolio management purposes, the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate swaps and options and foreign currency transactions. These strategic transactions will be entered into to seek to manage the risks of the Fund’s portfolio of securities, but may have the effect of limiting the gains from favorable market movements. See “Additional risk considerations — Strategic Transactions.”

Anti-Takeover Provisions.  Certain provisions of the Fund’s Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See “Certain provisions of the Charter and By-Laws” and “Additional risk considerations — Anti-Takeover Provisions.”

Illiquid Investments.  The Fund may invest up to 20% of its total assets in illiquid investments, including privately-negotiated equity or debt securities. These investments may be difficult to dispose of at a fair price at the times when the Investment Manager or the Investment Adviser believes it is desirable to do so. Illiquid investments are also more difficult to value and the Investment Manager’s or the Investment Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid investments may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid investments may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid investments. See “Additional risk considerations — Illiquid Investments.”

Market Disruption Risk.  The U.S. securities markets are subject to disruption as a result of terrorist activities such as the terrorist attacks on the World Trade Center on September 11, 2001; the war in Iraq and its aftermath; other hostilities; and other geopolitical events. Such events have led, or may in the future lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets. Further, additional terrorist attacks, the aftermath of the war with Iraq, events in the Middle East or other geopolitical events could affect the U.S. or world economy in ways that adversely affect securities in which the Fund intends to invest. For example, a decline in consumer spending could cause a downturn in the prospects for REITs that invest in shopping malls. In addition, property owners may be unable to obtain insurance for acts of terrorism or to obtain such insurance on favorable terms. See “Additional risk considerations — Market Disruption Risk.”

Securities Lending Risk.  To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. See “Additional risk considerations — Securities Lending Risk.”

Investment Company Risk.  The Fund may invest in securities of other investment companies, including ETFs and business development companies. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, including the investment company’s investment advisory and

11

administrative fees. At the same time, the Fund would continue to pay its own investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to similar leverage risks as those described in this prospectus. Securities of business development companies, a type of closed-end investment company, also may include risks commonly associated with private equity and venture capital investments, and may be subject to a higher degree of risk. See “Additional risk considerations — Investment Company Risk.”

Given the risks described above, an investment in the Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

FEES AND EXPENSES

The Fund will pay the Investment Manager a monthly investment management fee computed at the annual rate of     % of average daily total managed assets (i.e., the total asset value of the Shares, including the liquidation preference on any preferred shares issued by the Fund plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage)). The Investment Adviser receives a fee payable by the Investment Manager, not the Fund. Additionally, the Fund pays DIMA an annual fee of  % of the Fund’s average daily total managed assets for administration services.

Although the Fund has no current intention of utilizing leverage in the form of the issuance of preferred shares or the use of borrowings, if the Fund were to utilize such leverage, the fees paid to the Investment Manager for its services would be higher than if the Fund did not utilize such leverage because the fees paid are calculated based on the Fund’s total managed assets, which includes the liquidation preference of any preferred stock and the principal amount of any outstanding borrowings. The Fund’s investment management fees and other expenses are paid only by the Common Shareholders, and would not be paid by the holders of preferred shares of the Fund. See “Use of leverage” and “Leverage Risk.”

LISTING AND SYMBOL

The Fund’s Shares have been approved for listing on the           Stock Exchange upon notice of issuance under the symbol “          .”

DIVIDENDS AND DISTRIBUTIONS

Commencing with the Fund’s first distribution, the Fund intends to make regular monthly cash payments to common shareholders at a level rate based on the projected performance of the Fund. The level distribution rate may be modified by the Board of Directors from time to time. Distributions can only be made from net investment income after paying accrued dividends on any preferred stock issued by the Fund, if any, and interest and required principal payments on borrowings, if any, as well as making any required payments on any interest rate transactions. The Fund’s ability to maintain a level rate distribution policy will depend on a number of factors, including the stability of income received from its investments. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund intends to distribute all of its net capital gain and any undistributed ordinary income after paying any accrued dividends on, or redeeming or liquidating, any preferred stock of the Fund, if any, or making interest and required principal payments on borrowings, if any. Initial distributions to common shareholders are expected to be declared approximately 60 days, and paid approximately 60 to 80 days, from the completion of this offering, depending upon market conditions. Dividends and distributions may be payable in cash or common stock, with the option to receive additional shares of common stock in lieu of cash. The net income of the Fund consists of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. The Fund expects that a portion of its distributions will consist of net short-term capital gain and amounts in excess of investment company taxable income derived from the non-taxable components of the cash flow from the real estate underlying the Fund’s portfolio investments. The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the distribution paid by the Fund to holders of common

12

stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in the amounts of taxable distributions exceeding the levels required under the tax rules and in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The Fund is not required to maintain a stable level of distributions to shareholders. The amount of monthly distributions may vary depending on a number of factors. As portfolio and market conditions change, the amount of distributions on the Shares could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential excise tax. The Fund intends to distribute all realized net capital gains, if any, at least annually.

The Fund intends to file an exemptive application with the SEC seeking an order under the 1940 Act to obtain the ability to implement a policy calling for monthly distributions of a fixed percentage (which may be varied) of its net asset value (“Managed Distribution Policy”). If the Fund receives the requested relief, which cannot be guaranteed, it may - but would not be required to - implement a Managed Distribution Policy.

See “Dividends and Distributions” and “Taxation”.

Tax Aspects

Dividends with respect to the Shares generally will not constitute “qualified dividend income” for federal income tax purposes and thus will not be eligible for taxation at long-term capital gains tax rates available for individual taxpayers who satisfy certain requirements.

DIVIDEND REINVESTMENT PLAN

Shareholders will receive their dividends in additional Shares purchased in the open market or issued by the Fund through the Fund’s dividend reinvestment plan, unless they elect to have their dividends and other distributions from the Fund paid in cash. Shareholders whose Shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available. See “Dividends and distributions” and “Taxation.”

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Brown Brothers Harriman & Co. will act as custodian, and DWS Scudder Investments Service Company will act as transfer agent, dividend disbursing agent and registrar for the Fund. See “Custodian, transfer agent and dividend disbursing agent.”

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SUMMARY OF FUND EXPENSES

The purpose of the following table is to help you understand the fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first year of operations, unless otherwise indicated, and assume that the Fund issues approximately           Shares. If the Fund issues fewer Shares, all other things being equal, these expenses would increase. See “Management of the Fund.”

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)		%
Dividend Reinvestment Plan Fees(1)	None

Percentage of
Net Assets
Attributable to
Shares

Annual Expenses
Investment Management Fees(2)	1.00%
Other Expenses(3)		%
Interest Payments on Borrowed Funds
Total Annual Fund Operating Expenses		%
Fee Waiver and Expense Reimbursement (years )	(	)%(4)
Total Net Annual Expenses)		%(4)

(1)	You will pay service and brokerage charges if you direct the Plan Agent (as defined below) to sell your Shares held in a dividend reinvestment account. See “Dividend Reinvestment and Cash Purchase Plan.”

(2)	Includes an administrative fee payable to DIMA of 0.10% of the Fund’s average daily managed assets. The Management Fee is also charged as a percentage of the Fund’s average daily managed assets.

(3)	“Other Expenses” include an estimate of % of net assets for dividend expenses on short sales, which are dividends paid to the lenders of borrowed securities. Dividend expenses will vary depending on whether the securities the Fund sells short pay dividends and the amount of those dividends.

(4)	The Investment Manager or an affiliate has agreed to pay (i) all organizational expenses and (ii) offering costs (other than the sales load) that exceed $0.04 per Common Share ( % of the offering price). The aggregate offering expenses (other than the sales load) are estimated to be $. Proceeds to the Fund are calculated after expenses paid by the Fund.

Example

The following example illustrates the expenses (including the sales load of $     ) that you would pay on a $1,000 investment in Shares, assuming (1) total net annual expenses of     % of net assets attributable to Shares in years 1 through 5, increasing to     % in year 10 and (2) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$	$	$	$

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower.  The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

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THE FUND

DWS RREEF World Real Estate Plus Fund, Inc. is a recently organized, non-diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on April 5, 2007 and is registered as an investment company under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund’s principal office is located at 345 Park Avenue, New York, New York 10154, and its telephone number is (800) 728-3337.

USE OF PROCEEDS

The net proceeds of this offering are estimated at approximately $      ($      if the underwriters exercise the overallotment option in full), after deduction of the sales load and payment of estimated offering expenses payable by the Fund. The Fund will pay all of its offering costs up to $0.04 per Share, and the Investment Manager or an affiliate will be responsible for (i) all of the Fund’s organizational costs and (ii) all of the Fund’s offering costs (other than sales load) that exceed $0.04 per Share. The net proceeds will be invested in accordance with the policies set forth under “Investment objectives, strategies and policies.” A portion of the offering expenses of the Fund has been advanced by the Investment Manager or its affiliates and will be repaid by the Fund upon closing of this offering.

We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objectives and policies within three to six months of the initial public offering. Pending such investment, those proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments, ETFs, futures contracts and cash or cash equivalents. See “Investment objectives, strategies and policies.”

INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

INVESTMENT OBJECTIVES

The Fund’s investment objectives are high current income and capital appreciation. The Fund’s investment objectives are not fundamental and may be changed by the Board of Directors without the approval of shareholders.

PRINCIPAL INVESTMENT STRATEGIES

The Fund has a policy of concentrating its investments in the global real estate industry. This investment policy is fundamental and cannot be changed without the approval of shareholders.

Real Estate Securities

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “Real Estate Securities.” Real Estate Securities are equity and debt securities issued by real estate companies, such as real estate investment trusts (“REITs”) or REIT-like structures. A company will be considered a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or at least 50% of the market value of its assets at the time the security is purchased are attributed to the ownership, construction, management or sale of real estate. Under normal market conditions, a majority of the Real Estate Securities held by the Fund will be securities of companies located or operating in Asia, Australia, Europe, Canada and the United States, but the Fund may invest up to 15% of its total assets in real estate companies located or operating in emerging market countries. There is no limit on the maximum amount of assets invested in equity securities or debt securities and the portion of the Fund’s assets invested in equity securities and debt securities is expected to vary over time. Up to 10% of the Fund’s Real Estate Securities may not be listed on a U.S. or non-U.S. exchange.

Equity securities in which the Fund may invest include common stock, preferred stock, warrants, convertible securities and other equity securities issued by real estate companies. The Fund may invest in companies without regard to their market capitalizations. Consequently, the Fund may hold, without limitation, securities of companies with large, medium or small market capitalizations.

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At least 40% of the Fund’s total assets will be invested outside the United States, under normal market conditions, but the Fund may invest without limit in foreign securities.

The Fund may invest up to 20% of its total assets in illiquid investments, including privately-negotiated equity or debt securities. The Fund may invest up to 20% of its total assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating agency (that is, rated below Baa Moody’s or below BBB by S&P and unrated securities that are judged to be below investment grade by the Investment Manager or Investment Adviser, as applicable. These below investment grade quality securities are commonly referred to as “junk bonds” and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. The Fund will not invest in securities rated below B by Moody’s or S&P.

The Fund has a non-fundamental policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Real Estate Securities. If the Board of Directors of the Fund changes this non-fundamental policy to one allowing the Fund to invest less than 80% of its net assets in Real Estate Securities, the Fund will provide shareholders with at least 60 days’ prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the 1940 Act and the regulations thereunder.

iGAP Strategy

Consistent with its investment objective of high current income, the Fund will employ a global tactical asset allocation overlay strategy to seek additional revenue. This strategy, which the Adviser calls iGAP (integrated Global Alpha Platform), attempts to take advantage of short-term inefficiencies and relative mispricings within global equity, bond and currency markets. iGAP is a proprietary global macro relative value investment program that integrates the investment ideas of various investment teams within Deutsche Asset Management. Each team develops local views on relative country-level performance expectations within equity, fixed income and currency markets using quantitative and fundamental analysis. Since a single investment approach rarely performs well in all market conditions, the teams are selected to diversify investment approaches to attempt to enhance the expected return for a given level of risk. The collective views of the teams are then used to decide which global equity, bond and currency markets to hold long (where the market is believed to be undervalued) and which to hold short (where the market is believed to be overvalued), in order to generate excess return (“alpha”). The process is systematic and risk-managed and combines quantitative and qualitative elements. The goal of the iGAP strategy is to capture the return associated with securities or currencies reverting back to their fair value. Long positions add value when the underlying securities or currencies increase in price, while short positions add value when the underlying securities or currencies decrease in price.

The iGAP strategy is implemented through long and short positions in exchange-traded equity, fixed income and currency futures contracts and currency forwards. When selecting appropriate derivative instruments, the iGAP portfolio managers consider factors such as liquidity, cost, margin requirements and credit quality of the counterparty. The strategy gives the Fund access to a global network of investment teams and a broad investment universe, thereby capturing local market insights. Investment weightings among global equity, bond and currency markets can be expected to shift frequently in an effort to capture inefficiencies in the prices of instruments in these markets. The Adviser believes that the use of the iGAP strategy can potentially benefit the Fund by enhancing the Fund’s risk-adjusted return potential by investing in a varied portfolio of instruments whose performance is not correlated with the Fund’s real estate securities and by providing an opportunity for consistent excess return.

Futures contracts and certain other derivative investments held as part of the iGAP strategy have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. See “Principal risks of the Fund — Leverage Risk” and “— Additional Investment Exposure (Effective Leverage) Risk”. The notional amount of the Fund’s long exposure to futures and forward contracts is expected to range between     % and     % of the value of the Fund’s total assets but could, depending on market conditions, be as high as     %. The notional amount of the Fund’s short exposure to futures and forward contracts is expected to range between     % and     % of the value of the Fund’s total assets, but could be as high as     %, depending on market conditions. The Fund’s net notional long exposure to global bonds and currencies through the iGAP strategy can vary over time depending on market conditions but may not exceed     % of the value of the Fund’s

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total assets. The Fund’s net notional long exposure to any single currency other than the U.S. dollar through the iGAP strategy generally will not be greater than     % of the Fund’s total assets.

A portion of the Fund’s investments in global equity securities, bonds and currencies through the iGAP strategy may be in equity securities, bonds or currencies of countries that are considered to be emerging markets or that have a debt rating below investment grade. The countries and currencies to which the Fund may have exposure can vary based on market conditions. The Investment Manager may vary the amount of long and short exposure based on its evaluation of market conditions. The Investment Manager will regularly monitor the Fund’s iGAP-related holdings and will adjust those holdings in accordance with proprietary risk management tools. There can be no assurance that the Investment Manager’s risk management will necessarily mitigate loss to the Fund.

TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES

The Fund’s portfolio will be composed principally of the following investments. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

  Securities Issued By Real Estate Companies

A company will be considered a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or at least 50% of the market value of its assets at the time the security is purchased are attributed to the ownership, construction, management or sale of real estate. A common type of real estate company, a REIT, is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. U.S. REITs are generally not taxed on income distributed to stockholders provided they distribute to their stockholders substantially all of their taxable income (other than net capital gains) and otherwise comply with the requirements of the Code. As a result, REITs generally make relatively higher distributions (as compared to other types of companies), and the Fund intends to use these REIT distributions in an effort to meet its investment objective of high current income. Distributions paid by REITs will not be eligible for the DRD under Section 243 of the Code and are generally not considered “qualified dividend income” eligible for reduced rates of U.S. federal taxation.

Global real estate companies outside the United States include, but are not limited to, companies with similar characteristics to the U.S. REIT structure (sometimes referred to herein as “REIT-like”) in which revenue consists primarily of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

  Preferred Securities

The Fund may invest in preferred securities issued by real estate companies, including REITs, and other types of issuers. There are two basic types of preferred securities. The first, sometimes referred to in this prospectus as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. Preferred stocks are considered equity securities. The second basic type is referred to in this prospectus as hybrid-preferred securities. Hybrid-preferred securities are usually issued by a trust or limited partnership and often represent preferred interests in subordinated debt instruments issued by a corporation for whose benefit the trust or partnership was established. Hybrid-preferred securities are considered debt securities. Preferred securities pay fixed or floating dividends to investors and have ‘preference’ over common stock in the payment of dividends and in the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The hybrid and REIT preferred securities in which the Fund intends to invest (sometimes referred to in this prospectus as taxable preferred securities) do not qualify for the DRD and are not expected to provide significant benefits under the rules relating to qualified dividend income. As a result, any corporate stockholder who otherwise would qualify for the DRD, and any individual stockholder who otherwise would qualify to be taxed at long-term capital gain rates on qualified dividend income, should assume that none of the distributions the stockholder receives from the Fund attributable to taxable preferred securities will qualify for the

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DRD or provide significant benefits under the rules relating to qualified dividend income. Distributions received from the Fund attributable to traditional preferred securities, other than those issued by REITs, generally would qualify for the DRD as to any corporate stockholder and generally would qualify to be taxed at long-term capital gains rates as to any individual stockholder.

  Lower Rated Securities

The Fund may invest up to 20% of its total assets in securities that at the time of investment are rated below investment grade by a nationally recognized statistical rating agency (that is, rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB by Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”) and unrated securities that are judged to be below investment grade by the Investment Manager or Investment Adviser, as applicable. These below investment grade quality securities are commonly referred to as ’junk bonds’ and are regarded as having predominantly speculative characteristics with respect to the payment of interest and repayment of principal. The Fund will not invest in securities rated below B by Moody’s or S&P and the Fund will not invest in securities which are in default at the time of purchase. Moody’s regards bonds which are rated Ba as having speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Moody’s regards bonds which are rated B as lacking characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. S&P regards bonds which are rated BB or B, as, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  Debt Securities

The Fund may invest directly in debt securities issued by U.S. and non-U.S. real estate companies, including REITs, and other types of issuers. The Fund’s direct investments in debt securities may include investments in corporate debt securities issued by domestic and non-U.S. corporations and government debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities. The Fund may also have indirect exposure to these same types of securities through its iGAP strategy.

  Forward Contracts

The Fund may invest in forward foreign currency contracts as part of its iGAP strategy. A forward contract on a currency involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the over-the-counter derivatives market and entered into directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a “spread” or profit on each transaction. At the maturity of a forward contract, the applicable party may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.

The Fund expects to invest primarily in currency forward contracts that are contractually required to settle in cash, including non-deliverable forward contracts, or NDFs, but will also invest in those that are not cash-settled. A NDF is a particular type of cash-settled forward contract that is generally used to gain exposure to a non-convertible or relatively thinly traded foreign currency. NDFs are often used when seeking to take positions in the currencies of emerging market countries. When taking positions in the currencies of developed countries, the Fund may enter into traditional forward contracts, which may have an added requirement that the contract settle only in cash (i.e., delivery of the underlying currency may not be used to settle the contract).

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The Fund intends to enter into currency forward contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund currently has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty currently has a net obligation under the contract.

A forward contract generally does not require any initial cash outlay by the Fund. The Fund’s currency forward contracts, including its NDFs, will generally have maturities of approximately one to three months but may have maturities of up to six months or more. For a discussion of the asset segregation requirements applicable to forward transactions, see “Segregation of Assets.”

  Future Contracts

As part of its iGAP strategy, the Fund may enter into futures contracts on equity and fixed-income securities, including on financial indices and securities indices, and on currency. The Fund will invest primarily in futures contracts that are contractually required to settle in cash, but may also invest in those that are not cash-settled. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument at a fixed time and place in the future. U.S. futures contracts have been designed by exchanges which have been designated “contract markets” by the U.S. Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of equity and fixed-income securities, currency or financial indices, including any index of U.S. government securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts on securities indices, which provide for the making and acceptance of a cash settlement based upon changes in the value of an index of U.S. or non-U.S. securities. The Fund may enter into currency futures contracts, which provide for the exchange of one currency for another at a specified date in the future at a price that is fixed on the last trading date.

At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment (“initial margin”). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value. At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written. In the case of a cash-settled futures contract, cash is transferred from the futures trader who sustained a loss to the one who made a profit. In the case of a non-cash settled futures contract, the seller delivers the instrument. To exit the commitment prior to the settlement date, the holder of a futures position has to offset his position by either selling a long position or buying back a short position, effectively closing out the futures position and its contract obligations. For a discussion of the asset segregation requirements applicable to futures transactions, see “Segregation of Assets.”

  Other Securities

The Fund may invest in securities of non-U.S. issuers.

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with its investments in foreign Real Estate Securities, in addition to their use as part of the iGAP strategy. Although not intended to be a significant element in the Fund’s investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate and credit derivative transactions and short sales.

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The Fund will invest in Real Estate Securities where dividend distributions are subject to non-U.S. withholding taxes as determined by U.S. tax treaties with respective individual countries. Generally, dividends paid by the Real Estate Securities in which the Fund intends to invest will not be considered qualified dividend income eligible for reduced rates of taxation.

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives.

The Fund may invest up to 10% of its total assets in securities of other open- or closed-end investment companies to the extent permitted by the 1940 Act. The Fund expects that these investments may include securities of exchange-traded funds (“ETFs”) and business development companies. ETFs generally are passively managed and seek to track or replicate a desired index. Business development companies generally are specialty finance companies that provide debt and/or equity capital to companies at various stages of development from emerging growth companies to expansion-stage companies to established companies. The Fund also may invest up to 25% of its total assets in cash management funds. See “Investment of Uninvested Cash Balances.”

Loans of Portfolio Securities

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and, in some cases, even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. Income received by the Fund from borrowers of dividend-paying securities loaned by the Fund from its portfolio will be treated as fully taxable ordinary income (i.e., income other than qualified dividend income). See “Investment Policies and Techniques — Lending of Portfolio Securities” in the SAI.

Defensive Position

When the Investment Manager or the Investment Adviser believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objectives and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a real estate company. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objectives.

Investment of Uninvested Cash Balances

The Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. The Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds, short-term bond funds and Cash Management QP Trust (collectively, the “Investment Funds”). Investment by the Fund in shares of the Investment Funds will be in accordance with the Fund’s investment policies and restrictions as set forth in its prospectus and SAI. Purchase and sales of shares of Investment Funds are made at net asset value.

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Certain of the Investment Funds comply with rule 2a-7 under the 1940 Act. The other Investment Funds are or will be short-term bond funds that invest in fixed income securities and maintain a dollar weighted average maturity of three years or less. Each of the Investment Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance the Fund’s ability to manage Uninvested Cash.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of futures contracts and forwards contracts that are not contractually required to cash-settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts and forward contracts, including NDFs, that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The portion of the Fund’s assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Fund’s asset segregation requirements will vary accordingly. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

The Fund generally will use its real estate securities to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. As a result of their segregation, the segregated assets may not be used for other operational purposes. See “Principal risks of the Fund — Leverage Risk” and “— Additional Investment Exposure (Effective Leverage) Risk.” The Investment Manager will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments or the termination of the futures, forwards or other derivative contracts.

  Portfolio Turnover

The Fund may realize some short-term gains or losses from its Real Estate Securities holdings if the Investment Adviser chooses to sell a security because it believes that one or more of the following is true:

•	a security is not fulfilling its investment purpose

•	a security has reached its optimum valuation

•	a particular company or general economic conditions have changed

In addition, the Fund’s iGAP strategy will result in frequent portfolio trades in forwards and futures.

There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager or the Investment Adviser, investment considerations warrant such action. The higher the turnover rate, the more brokerage commissions the Fund will pay, which may adversely affect performance. Higher turnover may also result in increased distributions of taxable capital gains to shareholders. Under normal market conditions, the Fund anticipates that its annual portfolio turnover rate will not exceed 100%. As permitted by SEC rule, this percentage excludes frequent trading in short-term derivatives utilized for the iGAP strategy.

  Other Investments

The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments or, as described above, in cash management funds. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which

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are subject to repurchase agreements and commercial paper. As a temporary defensive measure, the Fund could shift up to 100% of assets into investments such as money market securities, investment grade debt securities and cash management funds. This could prevent losses, but, while engaged in a temporary defensive position, the Fund will not be pursuing its investment objectives. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions. See “Investment Policies and Techniques” in the SAI.

USE OF LEVERAGE

As part of the iGAP strategy, the Fund will make investments in equity, fixed income and currency futures contracts, forward currency contracts and other derivative instruments to gain long and short exposure to global equity, bond and currency markets. The futures contracts and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. See “Risks — Leverage Risk.” and “— Additional Investment Exposure (Effective Leverage) Risk”.

The Fund does not currently intend to issue preferred shares or engage in borrowings. The Fund may in the future determine to use leverage up to the extent permitted by the 1940 Act, through the issuance of preferred stock and/or borrowings (through the issuance of commercial paper, notes or otherwise). Any preferred shares issued by the Fund would have seniority over the Shares but would be subordinated to the rights of counterparties to any derivative transactions the Fund enters into to hedge the interest rate exposure on the Fund’s preferred shares, if any. The issuance of preferred shares will leverage the Shares. Any borrowings will also leverage, and have seniority over, the Shares. See “          ” in the SAI for an additional information.

During any time in which the Fund is utilizing leverage in the form of preferred shares or borrowings, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize such leverage because the fees paid will be calculated based on the Fund’s total managed assets. Only the Fund’s Common Shareholders bear the cost of the Fund’s fees and expenses. The Fund’s total managed assets equal the total asset value of the Shares, including the liquidation preference on any preferred shares issued by the Fund plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage). The notional amount of non-cash settled futures and forward contracts is not included in determining the Fund’s total managed assets.

The Fund may, however, borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

See “Leverage risk” in the SAI for additional information.

Interest rate transactions

In the event that the Fund issues preferred shares or engages in Borrowings, it may seek to reduce the interest rate risk inherent in the Fund’s underlying investments by entering into interest rate swap or cap transactions. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment, or vice-versa. The payment obligation would be based on the notional amount of the swap. The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, or vice versa, to receive from the counterparty payment of the difference based on the notional amount. See the SAI under “Investment Policies and Techniques” for additional information.

In addition, the Fund may use interest rate transactions in connection with the management of its portfolio securities. See “Additional risk considerations — Strategic Transactions” above for additional information.

PRINCIPAL RISKS OF THE FUND

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

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NO OPERATING HISTORY

The Fund is a recently organized, non-diversified, closed-end management investment company with no operating history.

SECURITY SELECTION RISK

A risk that pervades all investing is the risk that the instruments in the Fund’s portfolio will decline in value. The Investment Manager’s, Investment Adviser’s or the subadvisers’ judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made by the Investment Manager, the Investment Adviser or a subadviser will prove beneficial to the Fund.

COUNTERPARTY RISK

The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. The issuer of a security may also default or otherwise become unable to honor a financial obligation.

INVESTMENT RISK

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

MARKET RISK

Your investment in Shares represents an indirect investment in exchange- and over-the-counter-traded real estate securities and other assets owned by the Fund. The Investment Manager and the Investment Adviser may take positions that express differing views on a currency or market. For example, the Investment Manager may take a “short” position in a currency where the Fund would have significant “long” exposure to the currency through its real estate holdings. The value of the Fund’s portfolio holdings, like other stock market, debt and currency investments, may fluctuate, sometimes rapidly and unpredictably. Preferred stocks and debt securities are generally more sensitive to changes in interest rates than common stocks. When interest rates rise, the market value of preferred stocks and debt securities generally will fall. Your Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. In addition, although the return from the Fund’s iGAP strategy holdings is expected to have a low correlation to the Fund’s real estate securities holdings, there can be no guarantee that this will be the case, and both the Fund’s holdings in its real estate portfolio and its iGAP strategy holdings could decline at the same time.

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GENERAL RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

The Fund will not invest in real estate directly, but in securities issued by global real estate companies, including REITs, REIT-like companies and real estate operating companies. However, because of the Fund’s policy of concentration in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. These risks include:

• declines in the value of real estate;	• losses due to costs resulting from the clean-up of environmental problems;
• risks related to general and local economic conditions;	• liability to third parties for damages resulting from environmental problems;
• possible lack of availability of mortgage funds;	• casualty or condemnation losses;
• overbuilding;	• limitations on rents;
• extended vacancies of properties;	• changes in neighborhood values and the appeal of properties to tenants;
• increased competition;	• changes in interest rates;
• increases in property taxes and operating expenses;	• financial condition of tenants, buyers and sellers of real estate; and

• changes in zoning laws;	• quality of maintenance, insurance and management services.

Thus, the value of the Shares may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn in one or more of the countries in which the Fund invests could have a material adverse effect on the real estate markets in these countries and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives. Because the Fund has a policy of concentrating its investments in the global real estate market, it is more susceptible to risks associated with that market than a fund that does not concentrate its investments in the global real estate market.

GENERAL REAL ESTATE RISKS

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels, and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities or dividends on its equity securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties, and consequently, its ability to control decisions relating to such properties may be limited.

In addition, many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases market risk.

Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

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Retail Properties

Retail properties are affected by the overall health of the applicable economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, departure or cessation of operations of an anchor tenant, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if a significant tenant ceases operations at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

Office Properties

Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Hotel Properties

The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

Healthcare Properties

Healthcare properties and healthcare providers are affected by several significant factors including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs; and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

Multifamily Properties

The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

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Community Centers

Community center properties are dependent upon the successful operation and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties

The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions with respect to rental rates and occupancy levels.

INSURANCE ISSUES

Certain of the portfolio companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties which as a result, would adversely impact the Fund’s investment performance.

CREDIT RISK

Real estate companies may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real estate companies may be subject to risks normally associated with debt financing. If the principal payments of a portfolio company’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the portfolio company’s cash flow may not be sufficient to repay all maturing debt outstanding. In addition, a portfolio company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a portfolio company’s range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the real estate company.

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FOREIGN INVESTMENT RISK

The Fund will invest in securities of non-U.S. issuers or in securities that are denominated in various foreign currencies or multinational currency units and, through the iGAP strategy, may invest in non-U.S. equity, bond and currency markets through the use of derivatives involving U.S. or non-U.S. issuers (“Foreign Investments”). Such investments involve certain risks not involved in domestic investments, including, but not limited to:

• fluctuations in foreign exchange rates;	• less governmental supervision;
• future foreign economic, financial, political and social developments;	• regulatory changes;
• different legal systems;	• changes in currency exchange rates;
• the possible imposition of exchange controls or other foreign governmental laws or restrictions;	• high and volatile rates of inflation;
• lower trading volume;	• fluctuating interest rates;
• much greater price volatility and illiquidity of certain foreign securities and currency markets;	• less publicly available information; and
• different trading and settlement practices;	• different accounting, auditing and financial record-keeping standards and requirements.

Foreign Investments will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

•	the possibility of expropriation of assets;

•	confiscatory taxation;

•	difficulty in obtaining or enforcing a court judgment;

•	economic, political or social instability;

•	the possibility that an issuer may not be able to make payments to investors outside of the issuer’s country; and

•	diplomatic developments that could affect investments in those countries.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

•	growth of gross domestic product;

•	rates of inflation;

•	capital reinvestment;

•	resources;

•	self-sufficiency;

•	balance of payments position; and

•	the tax treatment of the Fund’s investments, which may result in certain Foreign Investments being subject to foreign withholding taxes, or to U.S. federal income tax rules that may cause a U.S. holder to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gain.

These risks are often heightened for investments in smaller, emerging capital markets. For more information regarding risks of emerging market investing, see “Principal risks of the Fund — Emerging Markets Risk” below.

FOREIGN CURRENCY RISK

Although the Fund will report its net asset value and pay dividends and distributions in U.S. dollars, foreign investments often are purchased with and make interest payments in foreign currencies. In addition, as part of the iGAP strategy, the Fund may invest in non-U.S. currency markets, to increase return or speculate in price changes in these markets. Therefore, when the Fund invests in foreign investments, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Fund’s exposure to foreign currencies subjects the Fund to constantly changing exchange rates and the risk that those currencies will decline in value relative to the U.S. dollar, or, in the

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case of short positions, that the U.S. dollar will decline in value relative to the currency being sold forward. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Investments to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Trading of foreign currencies also includes the risk of clearing and settling trades which, if prices are volatile, may be difficult.

Although the Fund values its assets in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

EMERGING MARKETS RISK

The Fund may invest in Real Estate Securities of issuers located or doing substantial business in “emerging markets” and may invest in global equity, bond or currency markets that are emerging markets as part of the iGAP strategy. The Fund considers “emerging markets” to include any country that is defined as an emerging or developing economy by any of the following: The International Bank for Reconstruction and Development (i.e., the World Bank), the International Finance Corporation or the United Nations or its authorities. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in Foreign Investments can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries or in those markets or currencies generally. To the extent that the Fund does invest in emerging markets, it may face higher political, information, liquidity, regulatory and market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their stock, bond and currency markets in the past. High levels of debt tend to make emerging market economies heavily reliant on foreign capital and vulnerable to capital flight.

FORWARD CONTRACTS RISK

Because investments in non-U.S. securities issued by global real estate companies and as part of the iGAP strategy usually involve currencies of foreign countries, and because the Fund may hold foreign currencies and forward contracts, futures and options contracts on foreign currencies, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

FUTURES CONTRACTS RISK

The successful use of futures contracts draws upon the Investment Manager’s and Investment Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures contract may not be available when a futures position is sought to be closed. Successful use of futures contracts is further dependent on the Investment Manager’s and Investment Adviser’s ability to predict correctly movements in the securities markets and no assurance can be given that its judgment will be correct. In addition, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

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DERIVATIVES RISK

The Fund may invest in various instruments commonly known as “derivatives” to increase its exposure to certain instruments. The Fund may use derivatives as a hedging strategy to maintain a specific portfolio duration or to protect against market risk. As part of its iGAP strategy the Fund will also use derivatives for leveraging, which is a way to attempt to enhance returns. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivatives transaction could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

NON-DIVERSIFIED STATUS

The Fund is classified as “non-diversified” under the 1940 Act. This means that it may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers. The Fund intends to comply with the diversification requirements of the Code for qualification as a regulated investment company.

ENVIRONMENTAL ISSUES

In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property.

The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on its shares could be reduced.

RECENT EVENTS

The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic economic and political conditions.

REIT TAX ISSUES

U.S. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company that purports to be a U.S. REIT but fails to qualify as a U.S. REIT. In the event of any such unexpected failure to qualify as a U.S. REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. Also, U.S. REITs could possibly fail to maintain their exemptions from registration under the 1940 Act. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in non-U.S. REITs may be subject to withholding and other taxes imposed by foreign countries. The Fund may also invest in non-U.S. REITs that are treated for U.S. federal income tax purposes as “passive foreign investment companies,” subjecting the Fund to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders unless certain mitigating steps are taken. See also “Taxation.”

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COMMON STOCK RISK

While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

SMALLER COMPANY RISK

The Fund may invest in Real Estate Securities of smaller companies which may entail additional risks. Even the larger global real estate companies tend to be small to medium-sized companies in comparison to many industrial and service companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than — and at times will perform differently from — large company stocks such as those found in the Dow Jones Industrial Average.

ADDITIONAL INVESTMENT EXPOSURE (EFFECTIVE LEVERAGE) RISK

The Fund’s iGAP strategy has an economic effect similar to financial leverage by creating additional investment exposure. The Fund will make investments in equity, fixed income and currency futures contracts, forward currency contracts and other derivative instruments to gain long and short exposure to global equity securities, bonds and currencies without any substantial immediate cash outlay. Because the net notional amount of the Fund’s long and short exposure to global equity securities, bonds and currencies through the iGAP strategy could equal     % of the value of the Fund’s total assets, the additional investment exposure through the iGAP strategy could represent     % of the Fund’s total investment exposure. This increase of total investment exposure, similar to financial leverage, presents special risks, including the possibility of greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Shares. See “Principal risks of the Fund — Leverage Risk”. See also “Leverage Risk” in the SAI.

RISKS OF INVESTMENT IN PREFERRED STOCKS AND DEBT SECURITIES

To the extent the Fund invests in preferred stocks and debt securities, there are special risks, including:

•	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security issued by a company that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received the proceeds of that distribution.

•	Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such

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an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

•	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return on the security held by the Fund.

•	New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Adviser believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

LONG/SHORT RISK

Although all funds are subject to the risk that the fund’s portfolio managers will not make good investments, the Fund’s iGAP strategy, which takes both long and short positions, increases this risk because long positions could decline in value at the same time short positions increase in value. As with other funds, taking long positions in investments that decline in value would hurt the Fund’s performance. Additionally, however, if the Fund were to take short positions in investments that increase in value, then it would be likely to underperform similar funds that do not take short positions. Short sales also involve expenses that will decrease the Fund’s return. In addition, the Investment Manager and the Investment Adviser could take differing positions in a currency or equity or fixed income market. For example, the Investment Manager may take a “short” position in a currency where the Fund would have significant “long” exposure to the currency through its real estate holdings. In that event, any gain from the short position may be partially or totally canceled by a decline in the long position, or vice versa.

LEVERAGE RISK

As part of the iGAP strategy, the Fund will make investments in equity, fixed income and currency futures contracts, forward currency contracts and other derivative instruments to gain long and short exposure to global equity, bond and currency markets. The futures contracts and certain other derivatives have the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss, increased transaction costs and greater volatility in the net asset value and market price of the Shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations when it may be disadvantageous to do so.

Use of leverage can magnify the effects of changes in the value of the Fund’s portfolio and make the Fund more volatile. The use of leverage may cause investors in the Fund to lose more money in adverse environments than would have been the case in the absence of leverage. There is no assurance that the Fund will be able to employ leverage successfully.

The use of leverage generally will require the Fund to segregate assets to cover its obligations (or, if the Fund borrows money, to maintain asset coverage in conformity with the requirements of the 1940 Act). While the segregated assets may be invested in liquid securities, they may not be used for other operational purposes. Consequently, the use of leverage may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments to pay Fund expenses, to maintain assets in an amount sufficient to cover the Fund’s leveraged exposure, or to meet other obligations, such as payment for the repurchase of Fund shares, at a time when it may be disadvantageous to sell such assets.

The Fund does not currently intend to utilize leverage in the form of the issuance of preferred shares or use of borrowings. However, if the Fund does utilize leverage, the fees paid to the Investment Manager for investment advisory and management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s total managed assets (which equals the total asset value of the Shares, including

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the liquidation preference on any preferred shares issued by the Fund plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage)).

Leverage creates several major types of risks for Common Shareholders:

•	in the event that the Fund issues preferred shares or engages in borrowings, the possibility either that Common Share income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises, or that Common Share income will fluctuate because the dividend rate on the preferred shares or the interest rate on any borrowings varies; and

•	the likelihood of greater volatility of net asset value and market price of Shares than a comparable portfolio without leverage because changes in the value of the Fund’s portfolio investments, including investments purchased with the proceeds of leverage, are borne entirely by the Common Shareholders; and

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Shares.

RISKS OF INVESTMENT IN PREFERRED STOCKS AND DEBT SECURITIES

In addition to the risks of equity securities and securities linked to the real estate market, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall.

CONCENTRATION RISK

The Fund concentrates its investments in global Real Estate Securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to many of the risks associated with direct ownership of real estate that may lead to declines in property values. See “Principal risks of the Fund — General Risks Of Securities Linked To The Real Estate Market” and “— General Real Estate Risks.”

RISKS OF INVESTMENT IN LOWER-RATED SECURITIES

Lower-rated securities may be considered speculative with respect to the issuer’s continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund’s ability to achieve its investment objectives may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. The Fund may invest in high yield securities that are rated “CCC” or higher by S&P or “Caa” or higher by Moody’s or unrated securities that are determined by the Investment Manager or the Investment Adviser to be of comparable quality. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest.

Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

The secondary markets in which lower-rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

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It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

MARKET PRICE DISCOUNT FROM NET ASSET VALUE

Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the shares will depend not solely upon the Fund’s net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, below or above net asset value, or at, below or above the initial public offering price.

ADDITIONAL RISK CONSIDERATIONS

PORTFOLIO TURNOVER

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed 100% under normal circumstances. As permitted by SEC rule, this percentage excludes the frequent trading in short-term derivatives utilized for the iGAP strategy. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Adviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund, which, when distributed to shareholders, will be taxable as ordinary income. See “Taxation.”

INFLATION RISK

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions can decline. In addition, during any periods of rising inflation, Fund Preferred Shares dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

DEFLATION RISK

Deflation risk is the risk that the Fund’s dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Fund.

STRATEGIC TRANSACTIONS

For general portfolio management purposes, the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate swaps and options and foreign currency transactions. These strategic transactions will be entered into to seek to manage the risks of the Fund’s portfolio of securities, but may have the effect of limiting the gains from favorable market movements.

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INTEREST RATE RISK

Interest rate risk is the risk that fixed income investments such as preferred securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the net asset value and market price of the Shares will tend to decline if market interest rates rise. Your Shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund’s dividends and distributions.

ANTI-TAKEOVER PROVISIONS

Certain provisions of the Fund’s Charter and By-Laws may have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change its structure or strategies. These provisions may also have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices. These include provisions for staggered terms of office for Directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter, and conversion to open-end status. See “Description of the shares” and “Certain provisions of the Charter and By-Laws.”

ILLIQUID INVESTMENTS

The Fund may invest up to 20% of its total assets in illiquid investments, including investment in global Real Estate Securities and privately-negotiated equity or debt securities. These investments may be difficult to dispose of at a fair price at the times when the Investment Manager or the Investment Adviser believes it is desirable to do so. Illiquid investments are also more difficult to value and the Investment Manager’s or the Investment Adviser’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid investments may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid investments may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid investments. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the U.S. federal securities laws, which investments are liquid or illiquid. Illiquid investments will be priced at fair value as determined in good faith by the Board of Directors or its delegate under the Board’s oversight.

MARKET DISRUPTION RISK

The U.S. securities markets are subject to disruption as a result of terrorist activities such as the terrorist attacks on the World Trade Center on September 11, 2001; the war in Iraq and its aftermath; other hostilities; and other geopolitical events. Such events have led, or may in the future lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets. Further, additional terrorist attacks, the aftermath of the war with Iraq, events in the Middle East or other geopolitical events could affect the U.S. or world economy in ways that adversely affect securities in which the Fund intends to invest. For example, a decline in consumer spending could cause a downturn in the prospects for REITs that invest in shopping malls. In addition, property owners may be unable to obtain insurance for acts of terrorism or to obtain such insurance on favorable terms.

SECURITIES LENDING RISK

To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 331/3% of the value of the Fund’s total assets. Any loss in the market price of securities loaned by the Fund that occurs during the term of the loan would be borne by the Fund and would adversely affect the Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

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INVESTMENT COMPANY RISK

The Fund may invest in securities of other investment companies, including ETFs and business development companies. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, including the investment company’s investment advisory and administrative fees. At the same time, the Fund would continue to pay its own investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to similar leverage risks as those described in this prospectus. Securities of business development companies, a type of closed-end investment company, also may include risks commonly associated with private equity and venture capital investments, and may be subject to a higher degree of risk.

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Investment Manager, Investment Adviser, subadvisers, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the Investment Manager and the Investment Adviser, subject always to the investment objectives and policies of the Fund and to the general oversight of the Board of Directors and the Investment Manager. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

INVESTMENT MANAGER AND ADMINISTRATOR

Deutsche Investment Management Americas Inc., with headquarters at 345 Park Avenue, New York, New York 10154, is the Fund’s investment manager pursuant to the Investment Management Agreement. Subject at all time to the general oversight of the Fund’s Board of Directors, the Investment Manager is responsible for managing the Fund’s affairs and supervising all aspects of the Fund’s operations. Pursuant to the Investment Management Agreement, and subject to oversight by the Fund’s Board, the Investment Manager provides continuing investment management of the assets of the Fund in accordance with the Fund’s investment objectives, policies and restrictions. The Investment Manager’s services include, but are not limited to, the supervision and oversight of the activities of the Investment Adviser and the subadvisers (for the subadvisers, with respect to their activities other than investment management), the implementation of the iGAP strategy for the Fund, the development and implementation of an investment program with respect to securities that are not issued by real estate companies, including management of cash assets, and monitoring the Fund’s performance and compliance with its investment guidelines. DIMA provides a full range of investment advisory services to retail and institutional clients, and as of          , 2007 had total assets of approximately $      billion under management. DIMA is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund management, retail, private and commercial banking, investment banking and insurance. As of          , 2007, DeAM, the global asset management division of Deutsche Bank AG, had more than US$      billion in assets under management. DIMA, along with DWS Scudder, is part of Deutsche Asset Management. Funds managed by components DeAM are referred to as “DWS funds.”

DIMA also renders administration services pursuant to the Administrative Services Agreement with the Fund. Pursuant to the Administrative Services Agreement, DIMA provides administration services to the Fund including, among others, providing the Fund with personnel (including the services of a chief compliance officer), preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, fund accounting services for the Fund, and monitoring the valuation of Fund securities. DIMA may delegate the provision of certain of these services to other organizations at DIMA’s expense.

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Pursuant to an Investment Advisory Agreement, the Investment Manager has delegated to the Investment Adviser the responsibility for the day-to-day management of the portion of the Fund’s investment portfolio invested in Real Estate Securities and direct investments in preferred stocks and bonds and related investment activities.

INVESTMENT ADVISER

RREEF America L.L.C., with its principal offices located at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, is the Fund’s investment adviser. Subject to the general supervision of the Fund’s Board of Directors and the Investment Manager, the Investment Adviser is responsible for managing the investment operations of the Fund and the composition of the Fund’s holdings of securities and other investments (with the exception of the Fund’s iGAP strategy and its non-real estate securities-related investments) and supervising the Fund’s subadvisers with respect to the investment management activities of the subadvisers.

The Investment Adviser has provided real estate investment management services to institutional investors since 1975, and has been an investment adviser of real estate securities since 1993. As of December 31, 2006, the Investment Adviser had approximately $40.5 billion in real estate-related assets under management. The Investment Adviser provides a wide range of services, including advising investment advisory accounts, including U.S. registered investment companies and other pooled vehicles; investing in publicly traded real estate securities, including REITs and real estate operating companies; providing discretionary investment advisory services to REITs; providing property management services with respect to any property or properties held in accounts for which the Investment Adviser provides advisory services; and providing investment management services for individual realty investment portfolios, limited partnership and limited liability company interests and shares of real estate investment trusts owned by pension trusts and other institutional clients.

The Investment Adviser is part of RREEF, one of the largest advisers of combined real property and real estate securities globally with more than $77 billion in assets under management (as of December 31, 2006) and 1,400 professionals. RREEF is the real estate investment management group within the asset management division of Deutsche Bank AG (NYSE: DB). Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment and commercial banking, investment management and private wealth management. The Investment Adviser is an indirect wholly owned subsidiary of Deutsche Bank, AG. The Investment Manager, not the Fund, compensates the Investment Adviser for its services.

SUBADVISERS

Pursuant to investment subadvisory agreements (the “Subadvisory Agreements”) between RREEF and Deutsche Asset Management International GmbH, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited (the “subadvisers”), these entities act as subadvisers to the Fund. As subadvisers, under the supervision of the Board of Directors, DIMA and RREEF, the subadvisers manage the Fund’s investments in specific foreign markets. Deutsche Asset Management International GmbH, Mainzer Landstrasse 178-190, Frankfurt am Main, Germany, manages investment decisions for the European portion of the Fund’s real estate securities portfolio. RREEF Global Advisers Limited, Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, invests or recommends investments in U.K. real estate securities for the Fund. Deutsche Asset Management (Hong Kong) Limited, 55/F Cheung Kong Centre, 2 Queen’s Road Central, Hong Kong, China, and Deutsche Investments Australia Limited, Level 21, 83 Clarence Street, Sydney, Australia, NSW, 2000, manage the stock selection decisions for the Asian and Australian portions of the Fund’s real estate securities portfolio. The subadvisory fee for each subadviser is paid by RREEF, and not by the Fund. Each subadviser currently acts as a subadviser to an open-end registered investment company managed by the Investment Manager and the Investment Adviser. While they have no other prior experience managing U.S. registered investment companies, they do have extensive experience in real estate securities investing generally.

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INVESTMENT MANAGEMENT, INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Under its Investment Management Agreement with the Fund, the Investment Manager is responsible for managing the Fund’s affairs and supervising all aspects of the Fund’s operations, subject to the general oversight of the Board of Directors of the Fund.

For its services under the Investment Management Agreement described above, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of     % of the average daily total managed assets of the Fund. Total managed assets equals the total asset value of the Shares, including the liquidation preference on any preferred shares issued by the Fund plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage). The Investment Manager, and not the Fund, pays the Investment Adviser. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares of the Fund, brokerage and interest expense, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. See “Summary of Fund expenses.” The Fund does not currently intend to use leverage in the form of the issuance of preferred shares or the use of borrowings. However, if the Fund were to utilize such leverage, the fees paid to the Investment Manager for investment management services would be higher than if the Fund did not utilize such leverage because the fees paid are calculated based on the Fund’s total managed assets, which includes the liquidation preference of any preferred stock and the principal amount of any outstanding borrowings. See “Use of leverage.” Because the fees paid to the Investment Manager are determined on the basis of the Fund’s total managed assets, the Investment Manager’s interest in determining whether to leverage the Fund may differ from the interests of the Fund.

To the extent permissible by law and subject to approval of the Board of Directors, pursuant to the Investment Management Agreement, the Investment Manager is authorized to appoint certain of its affiliates as subadvisers to perform certain of the Investment Manager’s and Investment Adviser’s duties. In such cases, the Investment Manager is also authorized to adjust the duties, the amount of assets to be managed and the fees paid by the Investment Manager to any such affiliated subadvisers. These affiliated subadvisers must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the independent directors and the full Board of Directors of the Fund. Shareholders of the Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the independent directors. The advisory fee rates paid by the Fund would not increase as a result of any such action since all fees paid to a subadviser will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such subadviser.

INVESTMENT MANAGEMENT TEAM

The Fund’s investments in Real Estate Securities and certain other investments will be managed by RREEF’s Real Estate Securities Team, under the direction of John Robertson. Each regional team will be headed by the senior professionals listed below. The implementation of the iGAP strategy for the Fund and management of the Fund’s cash assets are managed by the           division of the Investment Manager. As of the date of this Prospectus, the portfolio managers on the Investment Manager’s, the Investment Adviser’s and the subadvisers’ investment teams are:

The Investment Adviser

  The Americas

John F. Robertson, CFA, serves as a Fund Portfolio Manager. Mr. Robertson is a Managing Director of RREEF. He is head of the global real estate securities business and is a member of RREEF’s Global Real Estate Executive Committee. He also has broad oversight over all sectors of the real estate securities market and leads RREEF’s global real estate securities portfolio management activities as chair of its Global Property Asset Allocation Committee. Prior to joining RREEF in 1997, Mr. Robertson was with Lincoln Investment Management, Inc., where he was responsible for REIT research for the Delaware Pooled Trust Real Estate Fund. Prior to that, he underwrote and managed commercial mortgage loans on office, industrial, retail, multifamily and hotel properties for Lincoln.

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He also worked as a consultant with Ernst & Young’s Special Services Group, where he specialized in the valuation of all types of income-producing real estate. Mr. Robertson received a Bachelor of Arts degree, Magna Cum Laude, from Wabash College, where he was elected to Phi Beta Kappa, and an M.B.A. degree from Indiana University. He holds a CFA designation and is a member of the CFA Institute and an associate member of the National Association of Real Estate Investment Trusts (NAREIT).

John W. Vojticek serves as a Fund Portfolio Manager. Mr. Vojticek is a Managing Director of RREEF. He is a head of the North American portfolio management team having oversight of all sectors of the North American real estate securities market. Mr. Vojticek has 11 years of experience in the real estate securities area as a trader, analyst and portfolio manager, having joined RREEF in 1996. Mr. Vojticek is currently a member of RREEF’s North American Management Committee and is an associate member of the National Association of Real Estate Investment Trusts. Mr. Vojticek received a Bachelor of Science degree in Business Administration from the University of Southern California.

  Europe and Africa

John Hammond serves as a Fund Portfolio Manager. Mr. Hammond is a Managing Director of RREEF. He is head of European Real Estate Securities which is based in London within RREEF (Deutsche Asset Management). Mr. Hammond joined RREEF in May 2004. He is co-chairman of the EPRA European index committee. He started his career with Hillier Parker (now CBRE) as a research analyst forecasting real estate market performance and providing investment strategy information. In 1994 he joined Real Estate Strategy (RES), a real estate research boutique run by Professor Andrew Baum which was bought by Henderson Global Investors in 1997. At RES he continued in real estate investment research and in 1997 started to research listed real estate companies, then moved to a fund management position. He managed real estate securities portfolios for Pearl Assurance, London Life, MN Services, Akzo Nobel, SPF (Dutch Railway fund), and funds for Erste Bank and Henderson (SICAV) while at Henderson. In 2002, he joined ABN AMRO as head of European Real Estate Research and subsequently moved to Schroder Investment Management in 2003 as property equity analyst providing stock recommendations to general equity fund managers controlling £750m of real estate securities while also running dedicated real estate securities funds. He was head of strategy for the Property Investment Management division at Schroder prior to joining RREEF. He holds a degree in land management (Valuation Specialisation) from the University of Reading. He is an investment analyst holding the UKSIP (previously AIIMR) qualification.

Daniel Ekins serves as a Fund Portfolio Manager. Mr Ekins is a Managing Director of RREEF. He is head of Asia-Pacific Real Estate Securities based in Sydney. Mr. Ekins has overall responsibility for investments made in Australian real estate securities together with broad oversight over RREEF’s Asia-Pacific portfolio management activities. Mr. Ekins has over 21 years experience in the analysis and management of property investments. Prior to joining the Australian investment management team in March 1997, he spent three years at Hazama Corporation responsible for managing a direct property portfolio. He also worked in commercial real estate consultancy for 8 years including valuation, and leasing roles at Jones Lang LaSalle and Knight Frank. Mr. Ekins has a degree in Property Valuation, a Graduate Diploma in Property Development and a Graduate Diploma in Applied Finance and Investment. He is a member of the Securities Institute of Australia and the Australian Property Institute.

The Investment Manager

William Leung, serves as a Fund Portfolio Manager. Mr. Leung is a Vice President, Real Estate Securities based in Hong Kong. Mr. Leung is responsible for real estate securities research across the Asian region. He joined Deutsche Asset Management in December 2000 after three years with Merrill Lynch and one year at UBS Warburg primarily focusing on equity research in Hong Kong and China. Mr. Leung holds a Master of Business Administration degree from the Hong Kong University of Science & Technology and is currently a member of the Association of Chartered Certified Accountants and the Hong Kong Society of Accountants. Robert Wang serves as a Fund Portfolio Manager. Mr. Wang is a Managing Director of Deutsche Asset Management and the Global Head of Quantitative Strategies Portfolio Management: New York. He joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan. Mr. Wang received a B.S. from The Wharton School, University of Pennsylvania.

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Thomas Picciochi serves as a Fund Portfolio Manager. Mr. Picciochi is a Director of Deutsche Asset Management and a senior portfolio manager for Quantitative Strategies Portfolio Management: New York. He joined Deutsche Asset Management in 1999, formerly serving as portfolio manager for Absolute Return Strategies, after 13 years of experience in various research and analysis positions at State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management. Mr. Picciochi received a B.A. and a M.B.A. from the University of Miami.

Additional information about the portfolio managers’ compensation, other accounts managed by them, the ownership of securities in the Fund by each of them and other information is provided in the SAI. The SAI is available free of charge by calling (800) 349-4281 or by visiting the Fund’s website at www.cef.dws-scudder.com. Information included on the website does not form a part of this prospectus.

Other Service Providers

Brown Brothers Harriman & Co. serves as the Fund’s custodian and DWS Scudder Investments Service Company has been retained to serve as the Fund’s transfer agent and dividend disbursing agent. See “Custodian, transfer agent and dividend disbursing agent.”

Market Timing-Related Regulatory and Litigation Matters

On December 21, 2006, DeAM settled proceedings with the SEC and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (“DAMI”) and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators’ view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved. Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors’ Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors’ supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds (not closed-end funds, like the Fund), including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds’ Boards of

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Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds’ web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/ Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, DIMA believes the likelihood that the pending lawsuits will have a material adverse financial impact on the Fund is remote and such actions are not likely to materially affect its ability to perform under the Investment Management Agreement.

DIVIDENDS AND DISTRIBUTIONS

Commencing with the Fund’s first distribution, the Fund intends to make regular monthly cash payments to common shareholders at a level rate based on the projected performance of the Fund. The level distribution rate may be modified by the Board of Directors from time to time. Distributions can only be made from net investment income after paying accrued dividends on preferred stock issued by the Fund, if any, and interest and required principal payments on borrowings, if any, as well as making any required payments on any interest rate transactions. The Fund’s ability to maintain a level rate distribution policy will depend on a number of factors, including the stability of income received from its investments. Over time, all the net investment income of the Fund will be distributed. At least annually, the Fund intends to distribute all of its net capital gain and any undistributed ordinary income after paying any accrued dividends on, or redeeming or liquidating, preferred stock of the Fund, if any, or making interest and required principal payments on borrowings, if any. Initial distributions to common shareholders are expected to be declared approximately 60 days, and paid approximately 60 to 80 days, from the completion of this offering, depending upon market conditions. Dividends and distributions may be payable in cash or common stock, with the option to receive additional shares of common stock in lieu of cash. The net income of the Fund consists of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. The Fund currently expects that a portion of its distributions will consist of net short-term capital gain and amounts in excess of investment company taxable income derived from the non-taxable components of the cash flow from the real estate underlying the Fund’s portfolio investments. The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the distribution paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in the amounts of taxable distributions

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exceeding the levels required under the tax rules and in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain. The Fund is not required to maintain a stable level of distributions to shareholders. The amount of monthly distributions may vary depending on a number of factors. As portfolio and market conditions change, the amount of distributions on the Shares could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential excise tax. The Fund intends to distribute all realized net capital gains, if any, at least annually.

The Fund intends to file an exemptive application with the SEC seeking an order under the 1940 Act to obtain the ability to implement a policy calling for monthly distributions of a fixed percentage (which may be varied) of its net asset value (“Managed Distribution Policy”). If the Fund receives the requested relief, which cannot be guaranteed, it may — but would not be required to — implement a Managed Distribution Policy.

Under a Managed Distribution Policy, the Fund would distribute a fixed monthly percentage, which may be adjusted from time to time, of net asset value to common shareholders. As with the level dividend rate policy, distributions would be made only after paying dividends due on preferred shares, if any, and interest and required principal payments on borrowings, if any. Under a Managed Distribution Policy, if, for any monthly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. The Fund’s final distribution for each calendar year would include any remaining net investment company taxable income and net capital gain undistributed during the year. If, for any calendar year, the total distributions exceeded net investment company taxable income and net capital gain (the “Excess”), any amount distributed out of the Excess would be treated as dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first reduce the adjusted tax basis in the shares, and after such adjusted tax basis is reduced to zero, would constitute capital gain (assuming the shares are held as capital assets).

In the event the Fund distributed the Excess, such distribution would decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Distribution Policy or, if received, that the Board of Directors will determine to implement a Managed Distribution Policy. The Board of Directors reserves the right to change the dividend policy from time to time.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each Common Shareholder will have all dividends and distributions (including all capital gain dividends) automatically reinvested in shares of common stock of the Fund unless such Shareholder has elected in writing to receive dividends and distributions in cash (each a “Participant”). If a Common Shareholder of the Fund does not elect to participate, such Common Shareholder will receive all distributions in cash paid by check mailed directly to them by DWS Scudder Investments Service Company, as dividend paying agent.

UMB Bank, N.A. (the “Plan Agent”), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each Participant under the Plan. The Fund’s transfer agent and dividend-disbursing agent (the “Transfer Agent”) will open an account for each Participant under the Plan in the same name in which such Participant’s present shares are registered, and put into effect for such Participant, the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in Shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund, and the Fund’s Transfer Agent shall record such shares, including fractions, for the Participant’s account. If the market price per share of the Fund’s common stock on the valuation

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date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant’s account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant’s shares by the greater of the following amounts per share of the Fund’s common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant’s shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant’s account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a           Stock Exchange trading date, then the next preceding           Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant’s shares (less such Participant’s pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of common stock for the Participant’s account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the common stock on a particular date shall be the mean between the highest and lowest sales prices on the           Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the “ex-dividend” date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the Shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semi-annually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of common stock for such Participant’s account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Fund’s Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in U.S. funds and be sent by first-class mail, postage prepaid, only to the following address: DWS RREEF World Real Estate Plus Fund, Inc., Dividend Reinvestment and Cash Purchase Plan, 210 W. 10th Street, Kansas City, MO 64105 (800-294-4366).

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Shares are traded, in the OTC market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants’ funds held by the Plan Agent or the Fund’s Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan

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Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the common stock acquired for a Participant’s account. For the purposes of cash investments, the Plan Agent or the Fund’s Transfer Agent may commingle Participants’ funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as agent shall be the price per share allocable to each Participant in connection therewith.

The Fund’s Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant’s name. The Fund’s Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant’s written request, the Fund’s Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares. The Fund’s Transfer Agent will confirm to each Participant each acquisition made for such Participant’s account as soon as practicable but no later than 60 days after the date thereof. The Fund’s Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Fund’s Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant’s account. In the event of termination of a Participant’s account under the Plan, the Fund’s Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant’s account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent’s and/or Fund’s Transfer Agent’s service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Fund’s Transfer Agent in writing. Such termination will be effective immediately if such Participant’s notice is received by the Fund’s Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Fund’s Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction of a share to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant’s shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant’s account. It should be noted, however, that the Fund’s share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Fund’s Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the “IRS”).

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The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund’s Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder. U.S. shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406 of the Code, if such shareholder is subject to the back-up withholding tax, including, without limitation, by reason of (i) such shareholder failing to furnish to the Fund his or her taxpayer identification number (the “TIN”), which for an individual is his or her social security number; (ii) the IRS notifying the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifying the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder failing to certify, under penalties of perjury, that he or she is not subject to back-up withholding. Shareholders should timely submit all information and certifications required in order to exempt them from backup withholding if such exemption is available to them. It is a shareholder’s responsibility to supply such information and certifications to the Fund or their brokers, as necessary.

The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Fund’s Transfer Agent receives written notice of the termination of such Participant’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under the Plan’s terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or the Fund’s Transfer Agent under the Plan’s terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund’s Board of Directors such operation would not be in the interests of the Fund’s shareholders generally, then the Fund’s Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Fund’s Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors, unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees. The terms and conditions of the Plan are governed by the laws of the State of New York.

All correspondence and inquiries concerning the plan should be directed to DWS Scudder Investments Service Company at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

NET ASSET VALUE

Net asset value per share is determined daily as of the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) (“Value Time”). Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding.

Securities are typically valued using information furnished by an independent pricing service or market quotations, where appropriate. Generally, the Fund may use methods approved by the Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security’s value or a meaningful portion of the value of the Fund’s portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets, that has occurred between the close of the exchange or

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market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, the Fund’s value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale. It is expected that the greater the percentage of Fund assets that is invested in non-U.S. securities, the more extensive will be the Fund’s use of fair value pricing.

An equity security is valued at its most recent sale price on the security’s primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the “Calculated Mean”) on such exchange or OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an independent pricing service or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Other debt securities not addressed above are valued at prices supplied by an independent pricing service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded. Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively. With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement times are prior to the close of trading on the NYSE. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using current exchange rates. As a result, the net asset value of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund’s Pricing Committee (or, in some cases, the Board’s Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund’s Board and overseen primarily by the Fund’s Pricing Committee.

CLOSED-END FUND STRUCTURE

The Fund is a recently organized, non-diversified management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at

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the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares, the mutual fund will redeem or buy back the shares at “net asset value.” Mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the mutual fund’s investments.

By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the best interest of shareholders, the Fund’s Board of Directors might consider from time to time engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in shares trading at a price equal or close to net asset value per share. The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund. See “Repurchase of shares; conversion to open-end fund.”

REPURCHASE OF SHARES; CONVERSION TO OPEN-END FUND

Repurchase of shares and tender offers

Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund’s shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund’s shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund’s net asset value, general market and economic conditions and other factors beyond the control of the Fund. Although Common Shareholders will not have the right to redeem their shares, the Fund may take action to repurchase shares in the open market or make tender offers for its shares at net asset value. During the pendency of any tender offer, the Fund will publish how Common Shareholders may readily ascertain the net asset value. For more information see “Repurchase of Shares” in the SAI. Repurchase of the Shares may have the effect of reducing any market discount to net asset value.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares trading at a price which approximates their net asset value. Although share repurchases and tenders could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to achieve its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action on the Fund or its shareholders generally and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act. See “Taxation” in the SAI for a description of the potential tax consequences of a share repurchase.

Conversion to open-end fund

The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders. See “Certain provisions of the Charter and By-Laws” for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all Fund Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Shares would no longer be listed on the           Stock Exchange. Conversion to open-end status could also require the Fund to modify certain

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investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

TAXATION

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. In the SAI we have provided more detailed information regarding the tax consequences of investing in the Fund.

Dividends paid by the Fund from its ordinary income or from any excess of net short-term capital gains over net long-term capital losses (collectively, “ordinary income dividends”) are generally taxable to shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated by the Fund as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held your Fund shares. For taxable years beginning on and before December 31, 2010, individual shareholders who satisfy certain holding period and other requirements are generally taxed on ordinary income dividends received from the Fund at long-term capital gains rates to the extent the dividends are attributable to “qualified dividend income” received by the Fund. “Qualified dividend income” is generally dividends from U.S. corporations and certain foreign corporations. However, dividends from a U.S. REIT generally will not constitute “qualified dividend income.” Accordingly, most of the ordinary income dividends paid by the Fund will not be eligible for taxation at the long-term capital gains rates.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a nontaxable return of capital that reduces your tax basis in your Fund shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Fund shares.

If the Fund pays a taxable dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

Each year, we will notify you of the tax status of dividends and other distributions you received from the Fund. If any portion of a monthly distribution is known to the Fund to constitute a capital gains distribution or a return of capital, you will be informed at the time of the distribution in accordance with rules of the SEC.

If you sell your Fund shares, or have shares repurchased by the Fund, you may realize a gain or loss. Such gain or loss will generally be a capital gain or loss and will be long-term or short-term, depending generally on your holding period for the shares.

We may be required to withhold U.S. federal income tax at a current rate of 28% on all taxable distributions and redemption proceeds payable if you

•	fail to provide us with your correct taxpayer identification number;

•	fail to make required certifications; or

•	have been notified by the IRS that you are subject to backup withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

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The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least the sum of 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest, the Fund will not be required to pay federal income taxes on any income and gains that it distributes to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income for the calendar year and 98% of its net capital gains (both long-term and short-term) for the one-year period ending on October 31 of such calendar year, plus such amounts from previous years that were not distributed, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Fund distributions also may be subject to state and local taxes.

Certain Foreign Tax Considerations

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities, including non-U.S. REITs, may be subject to withholding and other taxes imposed by foreign countries. If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. If the Fund were to make such an election, you would be required to take into account an amount equal to your pro rata share of the foreign taxes paid by the Fund in computing your taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against your U.S. federal income taxes.

The Fund may invest in non-U.S. corporations that could be classified as “passive foreign investment companies” (as defined for U.S. federal income tax purposes). For U.S. federal income tax purposes, such investments may, among other things, cause the Fund to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gain. Furthermore, dividend income received from a passive foreign investment company is not treated as qualified dividend income.

YOU SHOULD CONSULT WITH YOUR OWN TAX ADVISER REGARDING THE PARTICULAR CONSEQUENCES OF INVESTING IN THE FUND.

DESCRIPTION OF THE SHARES

The following summary of the terms of the stock of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s By-Laws, copies of which are exhibits to the Registration Statement.

The Fund’s authorized capital stock consists of 100,000,000 shares of capital stock, $0.01 par value, all of which is initially classified as common stock. As of the date of this prospectus, DIMA owned of record and beneficially          of the Fund’s Shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

In general, shareholders or subscribers for the Fund’s stock have no personal liability for the debts and obligations of the Fund because of their status as shareholders or subscribers, except to the extent that the subscription price or other agreed consideration for the stock has not been paid.

Under the Fund’s Charter, the Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining shareholder approval. Also, the Fund’s Board of Directors, with the approval of a majority of the entire board, but without any action by the shareholders of the Fund, may amend the Fund’s Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue.

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Common Stock

The outstanding common stock currently is, and the Shares to be issued in the offering will be, upon payment as described in this prospectus, fully paid and non-assessable. The common stock has no preemptive, conversion, exchange, appraisal or redemption rights, and each share has equal voting, dividend, distribution and liquidation rights.

Holders of common stock are entitled to receive dividends if and when the Board of Directors declares dividends from funds legally available. Whenever Fund preferred stock or borrowings are outstanding, holders of common stock will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund preferred stock and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution.

In the event of the Fund’s liquidation, dissolution or winding up, each share of common stock would be entitled to share ratably in all of the Fund’s assets that are legally available for distribution after the Fund pays all debts and other liabilities and subject to any preferential rights of holders of Fund preferred stock, if any preferred stock is outstanding at such time.

Common Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that, assuming there is no Fund preferred stock outstanding, the holders of more than 50% of the common stock will elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining common stock will not be able to elect any Directors.

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of common stock into other classes or series of stock. Prior to issuance of shares of each class or series, the Board is required by Maryland law and by the Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of common stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Shares or otherwise be in their best interest. As of the date of this prospectus, the Fund has no plans to classify or reclassify any unissued shares of common stock.

The Fund’s common stock has been accepted for listing on the           Stock Exchange, upon notice of issuance, under the symbol “          .” Under the rules of the           Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year.

Preferred Stock

The Fund’s Charter authorizes the Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock, without the approval of the holders of the common stock. Prior to issuance of any shares of preferred stock, the Board is required by Maryland law and by the Charter to set the terms, preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for such shares. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of the Shares or otherwise be in their best interest.

Any issuance of shares of preferred stock must comply with the requirements of the 1940 Act. Specifically, the Fund is not permitted under the 1940 Act to issue preferred stock unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred stock. Among other requirements, including other voting rights, the 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two Directors at all times. The remaining Directors will be elected by holders of the Fund’s common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred stock would have the right to elect a majority of the Fund’s Directors at any time two years’ dividends on any preferred stock are unpaid. No shares of preferred stock are presently outstanding, and the Fund has no present plans to issue any preferred stock.

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CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

The following summary of certain provisions of the Maryland General Corporation Law and of the Charter and By-Laws of the Fund does not purport to be complete and is subject to and qualified in its entirety by reference to the Maryland General Corporation Law, and to the Fund’s Charter and the Fund’s By-Laws, copies of which are exhibits to the Registration Statement.

General

The Maryland General Corporation Law and the Fund’s Charter and By-Laws contain provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with the Fund’s management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objectives.

The Board of Directors has concluded that the potential benefits of these provisions outweigh their possible disadvantages.

Classified Board of Directors

The Fund’s Board of Directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire at the first, second and third annual meetings of stockholders, respectively, and, in each case, until their successors are duly elected and qualify. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and at each annual meeting one class of directors will be elected by the stockholders. A classified board of directors promotes continuity and stability of management but makes it more difficult for shareholders to change a majority of the directors because it generally takes at least two annual elections of directors for this to occur. The Fund believes that classification of the Board of Directors will help to assure the continuity and stability of the Fund’s strategies and policies as determined by the Board of Directors.

Election of Directors

The Fund’s Charter provides that, except as otherwise provided in the By-Laws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Fund’s By-Laws provide that a plurality of all the votes cast at a meeting of stockholders shall be sufficient to elect a director.

If the Board of Directors were to amend the By-Laws to alter the vote required to elect directors to the affirmative vote of the holders of a majority of the shares of stock outstanding, as permitted by the Charter, it is possible that no nominee would receive the required vote. In the case of a failure to elect one or more directors because the nominees receive votes constituting less than the required vote, the incumbent directors would hold over and continue to serve until the next election of directors and until their successors are duly elected and qualify.

Number of Directors; Vacancies

The Fund’s Charter provides that the number of directors will be set only by the Board of Directors in accordance with the By-Laws. The By-Laws provide that a majority of the Fund’s entire Board of Directors may at any time increase or decrease the number of directors. The Fund’s Charter provides that the Fund elects, at such time as the Fund becomes eligible to make such an election (i.e., when the Fund has at least three independent directors and the common stock is registered under the Securities Act of 1934), to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or

50

series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Removal of Directors

The Fund’s Charter provides that, subject to the rights of the holders of one or more class or series of the Fund’s preferred stock to elect or remove directors, a director may be removed from office only for cause (as defined in the Charter) and then only by the affirmative vote of the holders of at least 80% of the votes entitled to be cast generally in the election of directors.

Absence of Cumulative Voting

There is no cumulative voting in the election of the Fund’s directors. Cumulative voting means that holders of stock of a corporation are entitled, in the election of directors, to cast a number of votes equal to the number of shares that they own multiplied by the number of directors to be elected. Because a shareholder entitled to cumulative voting may cast all of his or her votes for one nominee or disperse his or her votes among nominees as he or she chooses, cumulative voting is generally considered to increase the ability of minority shareholders to elect nominees to a corporation’s board of directors. In general, the absence of cumulative voting means that the holders of a majority of the Fund’s shares can elect all of the directors then standing for election and the holders of the remaining shares will not be able to elect any directors.

Approval of Extraordinary Corporate Actions

The affirmative vote of at least 80% of the entire Board of Directors is required to approve the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 80% of the votes of the Fund’s common stock and, if any, preferred stock entitled to be cast thereon, each voting as a separate class, unless it is approved by a vote of at least 80% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund.

Generally, a “Continuing Director” is any member of the Board of Directors of the Fund who (A) (i) is not a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund’s securities (an “Interested Party”) or an affiliate or associate of an Interested Party and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund’s initial public offering of Shares, or (B) (i) is a successor of a Continuing Director who is not an Interested Party or an affiliate or associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund, or (ii) is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an affiliate or associate of an Interested Party.

Except as described below, the affirmative votes of at least 80% of the entire Board of Directors and the holders of at least (i) 80% of the votes of the Fund’s common stock and, if any, preferred stock entitled to be cast thereon, each voting as a separate class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes entitled to be cast by an Interested Party who is (or whose affiliate or associate is) a party to a Business Combination or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

(i) merger, consolidation or share exchange of the Fund with or into any other person;

(ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the

51

Fund, (b) sales of securities of the Fund in connection with a public offering or private placement thereof, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan and/or cash purchase plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

(iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person for any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a “Business Combination”);

(iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund’s Charter to terminate the Fund’s existence unless it is approved by a vote of at least 80% of the Continuing Directors, in which event such action will require the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund; or

(v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund’s assets.

However, the voting requirements described above will not be required with respect to a Business Combination if the Business Combination is approved by a vote of at least 80% of the Continuing Directors, or certain pricing and other conditions specified in the Charter are met. In such cases, (a) with respect to a Business Combination described in (i) or (iii) above (or, with respect to (ii) above, if the issuance or transfer is one with respect to which a shareholder vote is required under Maryland law), the affirmative vote of the holders of a majority of the votes entitled to be cast will be sufficient to authorize the transaction, and (b) with respect to any other Business Combination, no shareholder vote is required.

Amendment to Charter and By-Laws

The affirmative vote of at least 80% of the votes of the Fund’s common stock and preferred stock entitled to be cast thereon, each voting as a separate class, will be required to amend certain provisions of the Fund’s Charter, including the provisions described in the paragraphs above titled “Classified Board of Directors,” “Election of Directors,” “Number of Directors; Vacancies,” “Removal of Directors” and “Approval of Extraordinary Corporate Actions,” unless such amendment previously has been approved by the affirmative vote of 80% of the Continuing Directors, in which case such amendment shall be approved by the affirmative vote of the holders of at least a majority of the Fund’s common stock and, if any, preferred stock, each acting as a separate class.

The Fund’s Charter and By-Laws provide that the Board of Directors will have the exclusive power to adopt, alter or repeal any provision of the Fund’s By-Laws and to make new By-Laws.

Action by Shareholders

Under the Maryland General Corporation Law, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for the Fund’s Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s By-Laws regarding the calling of a shareholder-requested special meeting, as discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting.

Procedures for Shareholder Nominations and Proposals

The Fund’s By-Laws provide that any shareholder desiring to make a nomination for the election of directors or a proposal for new business at a meeting of shareholders must comply with the advance notice provisions of the By-Laws. Nominations and proposals that fail to follow the prescribed procedures will not be considered. The Board believes that it is in the Fund’s best interests to provide sufficient time to enable management to disclose to shareholders information about a dissident slate of nominations for directors or proposals for new business. This advance notice requirement also may give management time to solicit its own proxies in an attempt to defeat any

52

dissident slate of nominations should management determine that doing so is in the best interest of shareholders generally. Similarly, adequate advance notice of shareholder proposals will give management time to study such proposals and to determine whether to recommend to the shareholders that such proposals be adopted. For shareholder proposals to be included in the Fund’s proxy materials, the shareholder must comply with all timing and information requirements of the Securities Exchange Act of 1934.

Calling of Special Meetings of Shareholders

The Fund’s By-Laws provide that special meetings of shareholders may be called by the Board of Directors and certain of its officers. Additionally, the Fund’s By-Laws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by the Fund’s Secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

No Appraisal Rights

As permitted by the Maryland General Corporation Law, the Fund’s Charter provides that shareholders will not be entitled to exercise appraisal rights.

Limitations on Liabilities

The Fund’s Charter provides that the personal liability of the Fund’s directors and officers for monetary damages is eliminated to the fullest extent permitted by Maryland law and the 1940 Act. Maryland law currently provides that directors and officers of corporations that have adopted such a provision will generally not be so liable, except to the extent that (i) it is proved that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; and (ii) a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

In addition, the Charter provides that this limitation of liability will not protect any director or officer against any liability to the Fund or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Fund’s Charter authorizes the Fund, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate the Fund to indemnify and advance expenses to the Fund’s directors and officers. The Fund’s By-Laws provide that the Fund will indemnify its officers and directors against liabilities and will advance expenses to such persons prior to a final disposition of an action to the fullest extent permitted by Maryland law and the 1940 Act. The rights of indemnification provided in the Charter and By-Laws are not exclusive of any other rights which may be available under any insurance or other agreement, by resolution of shareholders or directors or otherwise.

Each of the directors who is not an “interested person” (as defined under the 1940 Act) of the Investment Manager has entered into an indemnification agreement with the Fund, which agreement provides that the Fund shall indemnify the non-interested director against certain liabilities which such director may incur while acting in the capacity as a director, officer or employee of the Fund to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the non-interested director and is not affected by amendment of the Charter.

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UNDERWRITING

The Fund intends to offer the Shares through the underwriters.          is acting as representative of the underwriters named below. Subject to the terms and conditions contained in a          agreement among the Fund, the Investment Manager, the Investment Adviser and the underwriters, the Fund has agreed to sell to the underwriters, and each underwriter named below has severally agreed to purchase from the Fund, the number of Shares listed opposite its name below.

Number of
Underwriters	Shares

Total

The underwriters have agreed to purchase all of the Shares sold pursuant to the          agreement if any of these Shares are purchased. If an underwriter defaults, the           agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the           agreement may be terminated.

The Fund, the Adviser and the Investment Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933 (the “1933 Act”), or to contribute to payments the underwriters may be required to make in respect of those liabilities.

The underwriters are offering the Shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Shares, and other conditions contained in the           agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

The underwriters have advised the Fund that they propose initially to offer the Shares to the public at the initial public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of $      per Share. The underwriters may allow, and the dealers may reallow, a discount not in excess of $      per Share to other dealers. There is a sales load or underwriting discount of $      per Share, which is equal to     % of the initial public offering price per Share. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Shares purchased in the offering on or before          , 2007.

The following table shows the public offering price, sales load and proceeds before expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

	Per	Without	With
	Share	Option	Option

Public offering price	$20.00	$	$
Sales load	$	$	$
Proceeds, before expenses, to the Fund	$	$	$

The expenses of the offering, excluding sales load, are estimated at $      and are payable by the Fund. The Fund has agreed to pay the underwriters $     . per Share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the underwriters will not exceed     % of the total price to the public of the Shares sold in this offering. The Investment Manager has agreed to pay the amount by which the offering costs (other than the sales load, but including the $     . per share partial reimbursement of expenses to the underwriters) exceed $.04 per Share (0.20% of the offering price). The Adviser has agreed to pay all of the Fund’s organizational expenses.

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Overallotment Option

The Fund has granted the underwriters an option to purchase up to          additional Shares at the public offering price less the sales load. The underwriters may exercise the option from time to time for           days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the agreement, to purchase a number of additional Shares proportionate to that underwriter’s initial amount reflected in the above table.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the Shares is completed, SEC rules may limit the underwriters and selling group members from bidding for and purchasing the Fund’s shares. However, the representative may engage in transactions that stabilize the price of the Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Shares in connection with the offering, i.e., if they sell more Shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing Shares in the open market. The representative also may elect to reduce any short position by exercising all or part of the overallotment option described above. Purchases of the Shares to stabilize its price or to reduce a short position may cause the price of the Shares to be higher than it might be in the absence of such purchases.

The representative also may impose a penalty bid on underwriters and selling group members. This means that if the representative purchases Shares in the open market to reduce the underwriters’ short position or to stabilize the price of such Shares, they may reclaim the amount of the selling concession from the underwriters and the selling group members who sold those Shares. The imposition of a penalty bid also may affect the price of the Shares in that it discourages resales of those Shares.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representative will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

Stock Exchange Listing

Prior to this offering, there has been no public market for the Shares. The Fund has obtained authorization to list its shares of common stock on the under the ticker symbol “          ,” subject to official notice of issuance. In order to meet the requirements for the          , the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners.

Other Relationships

The Fund anticipates that           and the other underwriters may from time to time act as brokers in connection with the execution of its portfolio transactions, and after they have ceased to be underwriters, the Fund anticipates that underwriters other than may from time to time act as dealers in connection with the execution of portfolio transactions.

The sum total of all compensation to the underwriters in connection with this public offering of Shares, including sales load and the fees described above, will not exceed 9% of the total price to the public of the Shares sold in this offering.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Brown Brothers Harriman & Co., whose principal business address is 40 Water Street, Boston, MA 02109-3661 serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

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DWS Scudder Investments Service Company (“DWS-SISC”), an affiliate of DIMA, serves as the dividend-disbursing agent, transfer agent and registrar for the Fund. DWS-SISC’s principal business address is 210 W. 10th Street, Kansas City, Missouri 64105-1614. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Fund.

Neither Brown Brothers Harriman & Co. nor DWS-SISC has any part in deciding the Fund’s investment policies or which securities are to be purchased or sold for the Fund’s portfolio.

LEGAL MATTERS

The validity of the shares offered hereby is being passed on for the Fund by Willkie Farr & Gallagher LLP, New York, New York, and certain other legal matters will be passed on for the Underwriters by          . Ober, Kaler, Grimes & Shriver, a Professional Corporation, will opine on certain matters pertaining to Maryland law. Willkie Farr & Gallagher LLP and           may rely as to certain matters of Maryland law on the opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F. Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Shares are expected to be listed on the           Exchange , and reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund can be inspected at the offices of the           Exchange,          .

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

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Table of contents of the
Statement of Additional Information

Page

Investment Restrictions
Investment Policies and Techniques
Management of the Fund
Fund Service Providers
Portfolio Transactions
Dividends
U.S. Federal Income Tax Matters
Directors and Officers
Proxy Voting Guidelines
Additional Information
Statement of Assets and Liabilities and Report of Independent Registered Public Accounting Firm
Appendix: A Description of Ratings	A-

     The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
DWS RREEF WORLD REAL ESTATE PLUS FUND, INC. (THE “FUND”)
STATEMENT OF ADDITIONAL INFORMATION
                    , 2007
     The Fund is a non-diversified, closed-end management investment company. The Fund’s investment objectives are high current income and capital appreciation. The Fund seeks to achieve its objectives primarily through investment in global real estate securities. In addition, the Fund will employ a global tactical asset allocation overlay strategy to seek to generate additional revenue. There is no assurance that the Fund will achieve its objectives.
     This statement of additional information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated                               , 2007. Investors should obtain and read the prospectus prior to purchasing shares of common stock. A copy of the prospectus may be obtained without charge, by calling the Fund at (800) 349-4281.
     The prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (“SEC”), Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission’s office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the prospectus.

Page
Investment Restrictions
Investment Policies and Techniques
Management of the Fund
Fund Service Providers
Portfolio Transactions
Dividends
U.S. Federal Income Tax Matters
Directors and Officers
Proxy Voting Guidelines
Additional Information
Statement of Assets and Liabilities and Report of Independent Registered Public Accounting Firm
Appendix: A Description of Ratings	A-1

INVESTMENT RESTRICTIONS
     Except as otherwise indicated, the Fund’s investment objectives and policies are not fundamental and may be changed without a vote of shareholders. However, the Fund will not change its policy of investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Real Estate Securities without 60 days’ written notice to shareholders. There can be no assurance that the Fund’s objectives will be met.
     Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund.
     As a matter of fundamental policy, the Fund will not:
     (1) borrow money, except as permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;
     (2) issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;
     (3) concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund will concentrate its investments in the real estate industry;
     (4) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;
     (5) purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time; or
     (6) make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.
     A fundamental policy may not be changed without the approval of a majority of the outstanding common shares and preferred shares of the Fund (the “outstanding voting securities”) voting together as a single class which, under the 1940 Act and the rules thereunder and as used in this SAI, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.
     The Fund may purchase or sell real estate and securities of companies which deal in real estate or mortgages or investments secured by real estate or investments therein.
INVESTMENT POLICIES AND TECHNIQUES
     Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage are meant to describe the spectrum of investments that each of the Investment Manager, the Investment Adviser or a subadviser, in its discretion might, but is not required to, use in managing that portion of the Fund’s portfolio for which it has investment authority. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Fund, but, to the extent employed, could from time to time have a material impact on the Fund’s performance.
     Fund Name. The Fund plans, under normal circumstances, to invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in Real Estate Securities (as defined in the prospectus). Currently, the Fund does not intend to borrow for investment purposes. If market fluctuations or shareholder actions cause the Fund’s investments to fall below this percentage, the Fund will act to remedy the situation as promptly as possible, normally within three business days. However, the Fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Investment Adviser believes such action may expose the Fund to losses or unreasonable risks of loss. Also, the Fund may occasionally depart from this percentage. For example, the Fund may depart from this percentage to respond to unusually large cash flows, or to avoid losses caused by adverse market, economic, political or other conditions.
     Real Estate Companies. For purposes of the Fund’s investment policies, a company will be considered a real estate company if, in the opinion of the portfolio managers, at least 50% of its revenues or at least 50% of the market value of its assets at the time the security is purchased are attributed to the ownership, construction, management or sale of real estate.
     Real Estate Investment Trusts (“REITs”). A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry. Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans. If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.
     REITs are sometimes informally categorized into equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.
     Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency and defaults by borrowers and U.S. REITs are also subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
     Non-U.S. Real Estate Companies. The Fund invests in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue consists primarily of rent derived from owned, income producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.
     Throughout the decades, a number of countries have created REIT-like regimes, which allow real estate investment companies to benefit from ‘flow through’ tax treatment. According to the European Public Real Estate Association (‘EPRA’), EPRA Global REIT Survey, September 2004, the following countries have existing REIT-like structures: the Netherlands (since 1969), Australia (since 1985), Canada (since 1994), Belgium (since 1995), Japan (since 2000), South Korea (since 2001), Singapore (since 2002), France (since 2003) and Hong Kong (since 2003). The REIT regimes and REIT-like structures are not likely to become uniform within Europe, Asia-Pacific or North America. However, European capital markets are gradually being harmonized. In addition, Finland, Germany, Italy, Spain and the United Kingdom are considering REIT-like structures.
     Common Stock. The Fund may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

     Equity Equivalents. In addition to investing in common stocks, the Fund may invest in other equity securities and equity equivalents, including securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity security equivalents include preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents also may include securities whose value or return is derived from the value or return of a different security.
     Convertible Securities. The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features. The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer. As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally are subordinated to other similar, but non-convertible securities, of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”tm).
     Preferred Stock. The Fund may invest in preferred stocks. Preferred stocks pay fixed or floating dividends to investors, and have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters.
     Warrants. The Fund may invest in warrants. Warrants generally entitle the holder to buy a specified number of shares of common stock at a specified price, which is often higher than the market price at the time of issuance, for a period of years or in perpetuity. Warrants may be issued in units with other securities or separately, and may be freely transferable and traded on exchanges. While the market value of a warrant tends to be more volatile than that of the securities underlying the warrant, the market value of a warrant may not necessarily change with that of the underlying security. A warrant ceases to have value if it is not exercised prior to any expiration date to which the warrant is subject. The purchase of warrants involves a risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the level of the underlying security.
     Convertible Debt Securities. A convertible debt security is a fixed-income security that offers the potential for capital appreciation through a conversion feature that enables the holder to convert the fixed-income security into a stated number of shares of common stock. As fixed-income securities, convertible debt securities provide a stable stream of income with generally higher yields than common stocks. Because convertible debt securities offer the potential to benefit from increases in the market price of the underlying common stock, they generally offer lower yields than non-convertible securities of similar quality. Like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. In addition, there can be no assurance of capital appreciation because the value of the underlying common stock will fluctuate.

     Convertible debt securities generally are subordinated to other similar but non-convertible debt securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.
     Convertible debt securities that comprise part of the Fund’s fixed-income portfolio will be subject to the same limitations with respect to quality as those described under “Debt Securities.”
     Debt Securities. The value of the debt securities in which the Fund may invest will fluctuate based upon changes in interest rates and the credit quality of the issuer. Debt securities that comprise part of the Fund’s fixed-income portfolio will be limited primarily to investment-grade obligations. However, the Fund may invest up to 20% of its assets in “high-yield/high-risk” securities. Investment-grade means that at the time of purchase, such obligations are rated within the four highest categories by a nationally recognized statistical rating organization (for example, at least Baa by Moody’s or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Adviser. According to Moody’s, bonds rated Baa are medium-grade and possess some speculative characteristics. A BBB rating by S&P indicates S&P’s belief that a security exhibits a satisfactory degree of safety and capacity for repayment but is more vulnerable to adverse economic conditions and changing circumstances. The Fund will not invest in securities rated below B by Moody’s or S&P or, if unrated, judged to be below B by the Investment Manager or Investment Adviser, as applicable.
     “High-yield” securities, sometimes referred to as “junk bonds,” are higher risk, non-convertible debt obligations that are rated below investment-grade securities, or are unrated, but with similar credit quality.
     There are no maturity restrictions on the fixed-income securities in which the high-yield portion of the Fund’s portfolio may be invested. Debt securities rated lower than Baa by Moody’s or BBB by S&P or their equivalent are considered by many to be predominantly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such securities than is the case with higher quality debt securities. Regardless of rating levels, all debt securities considered for purchase by the Fund are analyzed by the Investment Manager or Investment Adviser, as applicable, to determine, to the extent reasonably possible, that the planned investment is sound, given the investment objectives of the Fund.
     The Fund will not necessarily dispose of high-yield securities if the aggregate value of such securities exceeds 20% of the Fund’s assets, if such level is exceeded as a result of market appreciation of the value of such securities or market depreciation of the value of the other assets of the Fund. Rather, the Investment Manager or Investment Adviser, as applicable, will cease purchasing any additional high-yield securities until the value of such securities is less than 20% of the Fund’s assets and will monitor such investments to determine whether continuing to hold such investments is likely to assist the Fund in meeting its investment objectives.
     In addition, the value of the Fund’s investments in fixed-income securities will change as prevailing interest rates change. In general, the prices of such securities vary inversely with interest rates. As prevailing interest rates fall, the prices of bonds and other securities that trade on a yield basis generally rise. When prevailing interest rates rise, bond prices generally fall. These changes in value may, depending upon the particular amount and type of fixed-income securities holdings of the Fund, impact the net asset value of the Fund’s shares.
     Notwithstanding the fact that the Fund will invest primarily in equity securities, under adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or investment-grade short-term securities (denominated in U.S. dollars or foreign currencies). To the extent that the Fund assumes a defensive position, it will not be investing for capital appreciation. When the Fund is invested for temporary defensive purposes, it may not pursue or achieve its investment objectives.
     US Government Securities. The Fund may invest in obligations issued or guaranteed by the US government including: (1) direct obligations of the US Treasury and (2) obligations issued by US government agencies and instrumentalities. Included among direct obligations of the US are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”)); instruments that are supported by the right of the issuer to borrow from the US Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported solely by the credit of the agency or instrumentality (such as Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”)).
     Certificates of Deposit and Bankers’ Acceptances. The Fund may invest in certificates of deposit and bankers’ acceptances. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.
     Commercial Paper. The Fund may invest in commercial paper. The Fund may invest in fixed rate or variable rate commercial paper, issued by US or foreign entities. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by US or foreign corporations in order to finance their current operations. Any commercial paper issued by a foreign entity corporation and purchased by the Fund must be US dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Commercial paper, when purchased by the Fund, must be rated in the highest short-term rating category by any two nationally recognized statistical rating organizations (“NRSRO”) (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or, if not so rated, must be believed by the Investment Advisor, acting under the supervision of the Investment Manager and the Board of Directors of the Fund, to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described below relating to obligations of foreign banks or foreign branches and subsidiaries of US and foreign banks.
     The Fund may also invest in variable rate master demand notes. A variable rate master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
     For a description of commercial paper ratings, see the Appendix to this SAI.
     US Dollar-Denominated Foreign Fixed Income Securities. The Fund may invest in the dollar-denominated debt securities of foreign companies. Investing in the securities of foreign companies involves more risks than investing in securities of US companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In addition, the relative performance of various countries’ fixed income markets historically has reflected wide variations relating to the unique characteristics of each country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.
     US Dollar-Denominated Sovereign and Supranational Fixed Income Securities. The Fund may invest in US dollar-denominated foreign government debt securities, which include debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions and quasi-governmental and supranational entities (collectively, “sovereign debt obligations”). Sovereign debt obligations may involve a high degree of risk. The issuer of such an obligation or the governmental authorities that control the repayment of the obligation may be unable or unwilling to repay principal and interest when due and may require renegotiations or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Quasi-governmental and supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include (but are not limited to) the International Bank for Reconstruction and Development (the “World Bank”), the Japanese Development Bank, the Asian Development Bank and the Inter-American Development Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.
     Short Sales. The Fund may sell securities short. When the Fund takes a long position, it purchases a stock outright. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet the margin requirements, until the short position is closed out. The Fund makes money when the market price of the borrowed stock goes down and the Fund is able to replace it for less than it earned by selling it short. Alternatively if the price of the stock goes up after the short sale and before the short position is closed, the Fund will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and the Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, a “short squeeze” can occur. A short squeeze occurs when demand is greater than supply for the stock sold short. A short squeeze makes it more likely that the Fund will have to cover its short sale at an unfavorable price. If that happens, the Fund will lose some or all of the potential profit from, or even incur a loss as a result of, the short sale.
     Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sales proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrue on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.
     Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund’s loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security’s value cannot drop below zero.
     The use of short sales, in effect, leverages the Fund’s portfolio, which could increase the Fund’s exposure to the market, magnify losses and increase the volatility of returns.
     Although the Fund’s share price may increase if the securities in its long portfolio increase in value more than the securities underlying its short positions, the Fund’s share price may decrease if the securities underlying its short positions increase in value more than the securities in its long portfolio.
     Short-Term Securities. In order to meet anticipated redemptions, to hold pending the purchase of additional securities for the Fund’s portfolio, or, in some cases, for temporary defensive purposes, the Fund may invest a portion (up to 100%) of its assets in money market and other short-term securities. When the Fund is invested for temporary defensive purposes, it may not achieve or pursue its investment objectives.
     Examples of short-term securities include:
•	Shares of cash management and money market mutual funds;

•	Securities issued or guaranteed by the U.S. government and its agencies and instrumentalities;

•	Commercial Paper;

•	Certificates of Deposit and Eurodollar Certificates of Deposit;

•	Bankers’ Acceptances;

•	Short-term notes, bonds, debentures or other debt instruments; and

•	Repurchase agreements.
Derivatives
     General. The Fund may invest in various instruments that are commonly known as “derivatives.” Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile and/or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. For example, the Fund may use futures and options as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities and for traditional hedging purposes to attempt to protect the Fund from exposure to changing interest rates, securities prices or currency exchange rates and for cash management or other investment purposes. The Fund may use derivatives for non-hedging purpose, such as to enhance return. In particular, the use of derivatives – primarily futures and forward contracts – is central to the Fund’s iGAP strategy, as described in the prospectus. The use of derivatives may result in leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. The Fund will limit the leverage created by its use of derivatives for investment purposes by “covering” such positions as required by the SEC. The Investment Manager or the Investment Adviser, as applicable, may use derivatives in circumstances where the Investment Manager/Investment Adviser believes they offer an economical means of gaining exposure to a particular asset class. The use of derivatives for non-hedging purposes may be considered speculative.
     The Fund’s investments in options, futures, forward contracts and similar strategies depend on the Investment Manager or the Investment Adviser’s judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments, and may not perform as expected. If the Investment Manager or the Investment Adviser applies a hedge at an inappropriate time or judges price trends incorrectly, options and futures strategies may lower the Fund’s return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. Options and futures traded on foreign exchanges generally are not regulated by US authorities, and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract.
     The Fund is operated by persons who have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who are not subject to registration or regulation under the Commodity Exchange Act.
     Options on Securities. The Fund may purchase and write (sell) put and call options on securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.
     The Fund may write (sell) covered call and put options to a limited extent on its portfolio securities (“covered options”) in an attempt to increase income through the premiums it receives for writing the option(s). However, in return for the premium, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.
     A call option written by the Fund is “covered” if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is segregated by the Fund in cash or liquid securities.

     When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. In addition, the Fund may continue to hold a security which might otherwise have been sold to protect against depreciation in the market price of the security.
     A put option written by the Fund is “covered” when, among other things, cash or liquid securities acceptable to the broker are placed in a segregated account to fulfill the obligations undertaken. When the Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.
     The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” The Fund will realize a profit or loss on a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may enter into a “closing sale transaction,” which involves liquidating the Fund’s position by selling the option previously purchased. When the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.
     When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be identified on the Fund’s books.
     The Fund may also purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period. The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held by the Fund at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.
     The hours of trading for options on securities and securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.
     The Fund may also engage in options transactions in the over-the-counter (“OTC”) market with broker-dealers who make markets in these options. The ability to terminate OTC option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary US government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Investment Manager or the Investment Adviser will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Fund’s Board of Directors.
     Unless the Directors conclude otherwise, the Fund intends to treat OTC options purchased and the assets used to “cover” OTC options written as not readily marketable and, therefore, subject to the Fund’s limit on investments in illiquid securities.
     Options on Securities Indices. The Fund may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, which will fluctuate with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index, such as the S&P 100. Indices may also be based on a particular industry or market segment.
     Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.
     As discussed in “Options on Securities,” the Fund would normally purchase a call option in anticipation of an increase in the market value of the relevant index. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase the underlying securities at a specified price during the option period. The Fund would ordinarily have a gain if the value of the underlying securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.
     As discussed in “Options on Securities,” the Fund would normally purchase put options in anticipation of a decline in the market value of the relevant index (“protective puts”). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell the underlying securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the index. The Fund would ordinarily recognize a gain if the value of the index decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the index remained at or above the exercise price. Gains and losses on the purchase of protective puts would tend to be offset by countervailing changes in the value of the index.
     Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the Investment Manager or the Investment Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.
     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Fund generally will only purchase or write such an option if the Investment Manager or the Investment Adviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Investment Manager or the Investment Adviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.
     Price movements in the Fund’s investment portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Investment Manager or the Investment Adviser may be forced to liquidate portfolio securities to meet settlement obligations. The Fund’s activities in index options may also be restricted by the requirements of the Code, for qualification as a regulated investment company.
     Hedging Strategies. The Fund may use certain strategies designed to adjust the overall risk of its real estate investment portfolio. These “hedging” strategies involve derivative contracts, including (but not limited to) US Treasury and Eurodollar futures contracts and exchange-traded put and call options on such futures contracts. New financial products and risk management techniques continue to be developed and may be used if consistent with the Fund’s investment objectives and policies.
     The Fund might not use any hedging strategies, and there can be no assurance that any strategy used will succeed. If the Investment Adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, the Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:
•	the fact that the skills needed to use hedging instruments are different from those needed to select securities for the Fund;

•	the possibility of imperfect correlation, or even no correlation, between the price movements of hedging instruments and price movements of the securities or currencies being hedged;

•	possible constraints placed on the Fund’s ability to purchase or sell portfolio investments at advantageous times due to the need for the Fund to maintain “cover” or to segregate securities; and

•	the possibility that the Fund will be unable to close out or liquidate its hedged position.
     A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position. At the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund’s assets.
     To the extent that the Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and the Fund may be unable to close out a position without incurring substantial losses, if at all. The Fund is also subject to the risk of default by a counterparty to an off-exchange transaction. See “Illiquid Securities and Restricted Securities.”
     Currency Management Techniques. The instruments involved in currency-related transactions may be considered derivative instruments. The Fund may enter into currency-related transactions to attempt to protect against an anticipated rise in the US dollar price of securities that it intends to purchase or to increase return. In addition, the Fund may enter into currency-related transactions to attempt to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends or interest from such securities, due to a decline in the value of the foreign currency against the US dollar. The forecasting of currency market movements is extremely difficult and there can be no assurance that currency hedging strategies will be successful. If the Investment Manager or the Investment Adviser is incorrect in its forecast, currency hedging strategies may result in investment performance worse than if the strategies were not attempted. In addition, forward contracts and over-the-counter currency options may be illiquid and are subject to the risk that the counterparty will default on its obligations.
     Changes in the relative value of foreign currencies and foreign currency exchange rates will affect the value of the Fund’s portfolio holdings. Generally, if the U.S. dollar appreciates above a forward foreign exchange contract rate, a long position in that foreign currency will lose value and a short position in that foreign currency will increase in value because the currency is worth fewer U.S. dollars. If the U.S. dollar depreciates below the forward foreign exchange contract rate, a short position in a foreign currency loses value and a long position in that currency increases in value because the currency is worth more U.S. dollars. There can be no assurance that the currencies selected for long and short positions will move against the U.S. dollar in the manner anticipated and may each move in a manner unfavorable to the Fund.
     Forward Foreign Currency Exchange Contracts. The Fund may exchange currencies in the normal course of managing its investments in foreign securities and may incur costs in doing so because a foreign exchange dealer may charge a fee for conversion. The Fund may conduct foreign currency exchange transactions on a “spot” basis (i.e., for prompt delivery and settlement) at the prevailing spot rate for purchasing or selling currency in the foreign currency exchange market. The Fund also may enter into forward foreign currency exchange contracts (“forward currency contracts”) or other contracts to purchase and sell currencies for settlement at a future date. A foreign exchange dealer, in that situation, will expect to realize a profit based on the difference between the price at which a foreign currency is sold to the Fund and the price at which the dealer will cover the purchase in the foreign currency market.

Foreign exchange transactions are entered into at prices quoted by dealers, which may include a mark-up over the price that the dealer must pay for the currency.
     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades, but currency dealers seek to obtain a “spread” or profit on each transaction.
     At the maturity of a forward contract, the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.
     The Fund may use forward currency transactions to increase returns as part of its iGAP strategy or in an attempt to hedge against losses. See the description of the iGAP strategy in the prospectus. For the purposes of hedging, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to “lock in” the US dollar price of the security or the US dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of US dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
     Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, it may cause the Fund to enter into a forward contract to sell, for a fixed amount of US dollars, the amount of foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures.
     Using forward currency contracts in an attempt to protect the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund’s foreign assets.
     The Fund will cover the amount of its commitments to purchase foreign currencies under forward currency contracts with liquid securities. If the value of such securities declines below the value of the Fund’s commitments under forward currency contracts, additional liquid securities will be used as cover so that the value of such securities will equal the amount of the Fund’s commitments. The securities will be marked-to-market on a daily basis.
     While the Fund will enter into forward currency contracts to increase return and/or to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from currency transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign currency exchange loss. Forward currency contracts may be considered derivative instruments.
Futures Contracts and Related Options
     General. The Fund may enter into futures contracts on equity and fixed-income securities, including on financial indices and securities indices, and on currency, and purchase and write (sell) options thereon which are traded on exchanges designated by the

Commodity Futures Trading Commission (the “CFTC”) or, if consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of, among other things, a commodity, a non-US currency, an interest rate sensitive security or, in the case of index futures contracts or certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the index. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract.
     The Fund may enter into futures contracts and options on futures contracts on securities, securities indices and currencies as part of its iGAP Strategy, to manage its exposure to changing interest rates, security prices and currency exchange rates and as an efficient means of managing allocations between asset classes.
     The successful use of futures contracts and options thereon draws upon the Investment Manager or the Investment Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. A liquid secondary market for any futures or options contract may not be available when a futures or options position is sought to be closed. In addition, there may be an imperfect correlation between movements in the securities or currency in the Fund. Successful use of futures or options contracts is further dependent on the Investment Manager or the Investment Adviser’s ability to predict correctly movements in the securities or foreign currency markets and no assurance can be given that its judgment will be correct.
     Futures Contracts. Futures contracts are contracts to purchase or sell a fixed amount of an underlying instrument, commodity or index at a fixed time and place in the future. US futures contracts have been designed by exchanges which have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies, or financial indices, including any index of US government securities, foreign government securities or corporate debt securities. The Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the US government, such as long-term US Treasury Bonds, Treasury Notes and US Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by governments other than the US government. Futures contracts on foreign currencies may be used to hedge against securities that are denominated in foreign currencies.
     At the same time a futures contract is entered into, the Fund must allocate cash or liquid securities as a deposit payment (“initial margin”). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value.
     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some, but not many, cases, securities called for by a futures contract may not have been issued when the contract was written.
     Although futures contracts (other than those that settle in cash, such as index futures) by their terms call for the actual delivery or acquisition of the instrument underlying the contract, in most cases the contractual obligation is fulfilled by offset before the date of the contract without the Fund’s having to make or take delivery of the instrument underlying the contract. The offsetting of a contractual obligation is accomplished by entering into an opposite position in an identical futures contract on the commodities exchange on which the futures contract was entered into (or a linked exchange) calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the instrument underlying the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it enters into futures contracts.
     The purpose of the acquisition or sale of a futures contract, in cases where the Fund holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase (which thus would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.
     Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. The segregated assets maintained to cover the Fund’s obligations with respect to such futures contracts will consist of cash or liquid securities acceptable to the broker from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.
     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on most participants entering into offsetting transactions rather than making or taking delivery. To the extent that many participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price, general interest rate or currency exchange rate trends by the Investment Manager or the Investment Adviser may still not result in a successful transaction.
     In addition, futures contracts entail significant risks. Although the Investment Manager and the Investment Adviser believe that use of such contracts will benefit the Fund, if the Investment Manager or the Investment Adviser’s investment judgment about the general direction of interest rates or an index is incorrect, the Fund’s overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates or a decrease in an index which would adversely affect the value of securities held in its portfolio and interest rates decrease or securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.
     Futures Contracts on Securities Indices. The Fund may also enter into futures contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of US or non-US securities. This investment technique may be used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities or to hedge against anticipated future changes in general market prices that otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund or as an efficient means of managing allocation between asset classes. A futures contract may also be entered into to close out or offset an existing futures position.
     When used for hedging purposes, each futures contract on a securities index transaction involves the establishment of a position which the Investment Manager or the Investment Adviser believes will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount which approximately offsets the decline in value of the portion of the Fund’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of futures contracts may not be achieved or a loss may be realized.
     Options on Futures Contracts (including Futures Contracts on Securities Indices). The Fund may purchase and write (sell) options on futures contracts as part of its iGAP Strategy and for hedging purposes.
     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an index or individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.
     The writing of a call option on a futures contract may constitute a partial hedge against declining prices of the underlying portfolio securities which are the same as or correlate with the security or foreign currency that is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the price specified in the premium received for writing the option (“exercise price”), the Fund will retain the full amount of the net premium (the premium received for writing the option less any commission), which provides a partial hedge against any decline that may have occurred in the Fund’s holdings.

     The writing of a put option on an index futures contract may constitute a partial hedge against increasing prices of the underlying securities or foreign currency that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option net premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.
     If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the net premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.
     The purchase of a call or put option on a futures contract with respect to an index is similar in some respects to the purchase of a call or protective put option on an index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.
     The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.
     Swaps. The Fund may enter into currency and other types of swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.
     Swaps have special risks associated including possible default by the counterparty to the transaction, illiquidity and, where swaps are used for hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed. Whether the use of swap agreements will be successful in furthering its investment objectives will depend on the Investment Manager or the Investment Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Certain swap agreements may be considered to be illiquid because they are two party contracts and because they may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.
     Credit Default Swaps. The Fund may invest up to 15% of its total assets in credit default swaps. A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of “buying” credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the Fund’s holdings, or “selling” credit protection, i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer. No more than 5% of the Fund’s assets may be invested in credit default swaps for purposes of buying credit protection for non-hedging purposes. Where the Fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. The Fund will only sell credit protection with respect to securities in which it would be authorized to invest directly. The Fund currently considers credit default swaps to be illiquid and treats the market value of the contract as illiquid for purposes of determining compliance with the Fund’s restrictions on investing in illiquid securities.

     If the Fund is a buyer of a credit default swap and no event of default occurs, the Fund will lose its investment and recover nothing. However, if the Fund is a buyer and an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly.
     The Fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the Fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties. For example, the CDX EM is a tradable basket of 19 credit default swaps on country credits which seeks to replicate the returns on the indices of a broad group of emerging markets countries. The credits are a subset of the countries represented by the JPMorgan Emerging Markets Bond Index Global Diversified. By purchasing interests in CDX EM, the Fund is gaining emerging markets exposure through a single investment. Unlike other types of credit default swaps which are generally considered illiquid, credit default swap certificates generally can be sold within seven days and are not subject to the Fund’s restrictions on investing in illiquid securities.
     Other Considerations. The Fund will determine that the price fluctuations in the futures contracts and options on futures used by it for hedging purposes are substantially related to price fluctuations in securities or instruments held by the Fund or securities or instruments which it expects to purchase.
     The Fund will be required, in connection with transactions in futures contracts and the writing of options on futures contracts, to make margin deposits, which will be held by its custodian for the benefit of the futures commission merchant through whom the Fund engages in such futures and option transactions. These transactions involve brokerage costs, require margin deposits and, in the case of futures contracts and options obligating the Fund to purchase securities, require the Fund to segregate cash or liquid securities in an account maintained with its custodian to cover such contracts and options.
     While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. The other risks associated with the use of futures contracts and options thereon are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of the futures and options and (ii) the possible absence of a liquid secondary market for a futures contract or option and the resulting inability to close a futures position prior to its maturity date.
     In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The risk of imperfect correlation may be minimized by investing in contracts whose price behavior is expected to resemble that of the Fund’s underlying securities. The Fund will attempt to minimize the risk that it will be unable to close out futures positions by entering into such transactions on a national exchange with an active and liquid secondary market.
     Limitations and Risks Associated with Transactions in Options, Futures Contracts and Options on Futures Contracts. Options and futures transactions involve (1) liquidity risk that contractual positions cannot be easily closed out in the event of market changes or generally in the absence of a liquid secondary market, (2) counterparty risk that a counterparty is unwilling or unable to meet its obligation; (3) correlation risk that changes in the value of hedging positions may not match the securities market fluctuations intended to be hedged, and (4) market risk that an incorrect prediction of securities prices by the Investment Manager or the Investment Adviser may cause the Fund to perform worse than if such positions had not been taken. The ability to terminate over-the-counter options is more limited than with exchange traded options and may involve the risk that the counterparty to the option will not fulfill its obligations.
     Options and futures transactions are highly specialized activities which involve investment techniques and risks that are different from those associated with ordinary portfolio transactions. Gains and losses on investments in options and futures depend on the Investment Manager’s ability to predict the direction of interest rates, security prices, currencies and other economic factors. The loss that may be incurred by the Fund in entering into futures contracts and written options thereon is potentially unlimited. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain facilities of an options clearing entity or other entity performing the regulatory and liquidity functions of an options clearing entity inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’

orders. Most futures exchanges limit the amount of fluctuation permitted in a futures contract’s prices during a single trading day. Once the limit has been reached no further trades may be made that day at a price beyond the limit. The price limit will not limit potential losses, and may in fact prevent the prompt liquidation of futures positions, ultimately resulting in further losses.
     Eurodollar Instruments. The Fund may make investments in Eurodollar instruments. Eurodollar instruments are US dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate (“LIBOR”), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.
     Eurodollar Obligations. Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and U.S. branches of foreign banks. Eurodollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar obligations are subject to certain sovereign risks.
     Foreign Fixed Income Securities. Since most foreign fixed income securities are not rated, the Fund will invest in foreign fixed income securities based on the Investment Manager’s or Investment Adviser’s, as applicable, analysis without relying on published ratings. Since such investments will be based upon the Investment Manager’s or Investment Adviser’s analysis rather than upon published ratings, achievement of the Fund’s goals may depend more upon the abilities of the Investment Manager’s or Investment Adviser’s than would otherwise be the case.
     The value of the foreign fixed income securities held by the Fund, and thus the net asset value of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which the Fund’s investments in fixed income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of the Fund’s investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.
     Investments in sovereign debt, including Brady Bonds (Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness), involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its fixed income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceed of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of the Fund.
     Sovereign debt of emerging market governmental issuers is to be considered speculative. Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. There is a history of defaults with respect to commercial bank loans by public and private entities issuing sovereign debt. All or a portion of the interest payments and/or principal repayment with respect to sovereign debt may be uncollateralized. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.
     The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer’s balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market’s trading partners could also adversely affect the country’s exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.
     Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.
     To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.
     Foreign Investment. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund’s foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the U.S. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets. Payment for securities without delivery may be required in certain foreign markets.
     In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund’s investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
     Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries. The laws of some foreign countries may limit the fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.
     Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the U.S. and other countries with which they trade. These economies also have been and may continue to be negatively impacted by economic conditions in the U.S. and other trading partners, which can lower the demand for goods produced in those countries.
     The risks described above, including the risks of nationalization or expropriation of assets, typically are increased in connection with investments in “emerging markets.” For example, political and economic structures in these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries (including amplified risk of war and terrorism). Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Investments in emerging markets may be considered speculative.
     The currencies of certain emerging market countries have experienced devaluations relative to the U.S. dollar, and future devaluations may adversely affect the value of assets denominated in such currencies. In addition, currency hedging techniques may be unavailable in certain emerging market countries. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.
     In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets. Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make investments in securities traded in emerging markets illiquid and more volatile than investments in securities traded in more developed countries. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. In addition, the Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets. There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.
     The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s securities in such markets may not be readily available. The Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if the Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from the Fund’s identification of such condition until the date of the SEC action, the Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.
     Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.
     High Yield/High Risk Bonds. The Fund may also purchase debt securities which are rated below investment-grade (commonly referred to as “junk bonds”), that is, rated below Baa by Moody’s or below BBB by S&P and unrated securities judged to be of equivalent quality as determined by the Investment Manager or Investment Adviser, as applicable. These securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. The Fund will not invest in debt securities rated below B by S&P or Moody’s or, if unrated, judged to be of an equivalent rating by the Investment Manager or the Investment Adviser, as applicable.
     Issuers of such high yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.
     The Fund may have difficulty disposing of certain high yield (high risk) securities because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s assets. Market quotations generally are available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Investment Manager/Investment Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund’s investment objectives by investment in such securities may be more dependent on the Investment Manager/Investment Adviser’s credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of the Fund to retain or dispose of such security.
     Illiquid Securities and Restricted Securities. The Fund may purchase securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.
     Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid. The Fund’s Board has approved guidelines for use by the Adviser in determining whether a security is liquid or illiquid. Among the factors the Adviser may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. The Fund may be deemed to be an “underwriter” for purposes of the 1933 Act, when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.
     The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.
     The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.
     IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. The Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so the impact of IPOs likely will vary depending on the size of the Fund's portfolio.
     Interfund Borrowing and Lending Program. The Fund has received exemptive relief from the SEC, which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Investment Manager. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, the Fund may participate in the program only if and to the extent that such participation is consistent with the fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend only overnight, but could have a maximum duration of seven days. Loans may be called on one day’s notice. the Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its nonfundamental policy on borrowing.
     Investment Company Securities. The Fund may acquire securities of other investment companies to the extent consistent with its investment objectives and subject to the limitations of the 1940 Act. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.
     For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.
     Examples of index-based investments include:
     SPDRs(R): SPDRs, an acronym for “Standard & Poor’s Depositary Receipts,” are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.
     MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.
     Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor’s Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.
     DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.
     Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.
     WEBs(SM): WEBs, an acronym for “World Equity Benchmark Shares,” are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.
     Lending of Portfolio Securities. The Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to the Fund. The Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by the Fund’s delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.
     At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company’s Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by the Fund may be invested in a money market fund managed by the Investment Manager (or one of its affiliates).
     Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have outperformed the stocks of large companies, the former have customarily involved more investment risk as well. There can be no assurance that this will continue to be true in the future. Micro-capitalization companies may have limited product lines, markets or financial resources; may lack management depth or experience; and may be more vulnerable to adverse general market or economic developments than large companies. The prices of micro-capitalization company securities are often more volatile than prices associated with large company issues, and can display abrupt or erratic movements at times, due to limited trading volumes and less publicly available information.
     Also, because micro-capitalization companies normally have fewer shares outstanding and these shares trade less frequently than large companies, it may be more difficult for the Fund to buy and sell significant amounts of such shares without an unfavorable impact on prevailing market prices.
     Some of the companies in which the Fund may invest may distribute, sell or produce products which have recently been brought to market and may be dependent on key personnel. The securities of micro-capitalization companies are often traded over-the-counter and may not be traded in the volumes typical on a national securities exchange. Consequently, in order to sell this type of holding, the Fund may need to discount the securities from recent prices or dispose of the securities over a long period of time.
     Participation Interests. The Fund may purchase from financial institutions participation interests in securities in which the Fund may invest. A participation interest gives the Fund an undivided interest in the security in the proportion that the Fund’s participation interest bears to the principal amount of the security. These instruments may have fixed, floating or variable interest rates, with remaining maturities of 397 days or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interest, determined by the Adviser to be of comparable quality to those instruments in which the Fund may invest. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days’ notice, for all or any part of the Fund’s participation interests in the security, plus accrued interest. As to these instruments, the Fund generally intends to exercise its right to demand payment only upon a default under the terms of the security.
     Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. The Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.
     In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.
     In the case of the enterprises in which the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.
     Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.
     Prior to privatization, most of the state enterprises in which the Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.
     Repurchase Agreements. The Fund may enter in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, the Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.
     A repurchase agreement provides a means for the Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., the Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, and the value of such securities kept at least equal to the repurchase price on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the Custodian or in the Federal Reserve Book Entry system.
     It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case the Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
     Repurchase Commitments. The Fund may enter into repurchase commitments with any party deemed creditworthy by the Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty’s creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral marked-to-market during the term of the commitment.
     Reverse Repurchase Agreements. The Fund may enter into “reverse repurchase agreements,” which are repurchase agreements in which the Fund, as the seller of the securities, agrees to repurchase them at an agreed time and price. The Fund maintains a segregated account in connection with outstanding reverse repurchase agreements. The Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of Fund assets and its yield.
     Mortgage Dollar Rolls. The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same dealer, type, coupon and maturity), but not identical, securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) or fee income and by the interest earned on the cash proceeds of the initial sale.

     A “covered roll” is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fund may enter into both covered and uncovered rolls. At the time the Fund enters into a dollar roll transaction, it will segregate, with an approved custodian, cash or liquid securities having a value not less than the repurchase price (including accrued interest) and will subsequently monitor the segregated assets to ensure that its value is maintained.
     Investment of Uninvested Cash Balances. The Fund may have cash balances that have not been invested in portfolio securities (“Uninvested Cash”). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. The Fund may use Uninvested Cash to purchase shares of affiliated funds, including money market funds and Cash Management QP Trust (collectively, the “Investment Funds”). Purchases and sales of shares of Investment Funds are made at net asset value.
     Small Company Risk. The Adviser believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in smaller company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.
     Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
     Strategic Transactions and Derivatives. The Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as enhancing return or hedging various market risks, managing the effective maturity or duration of the securities in the Fund’s portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts. In addition, the use of many of these instruments and strategies is an important element of the iGAP strategy.
     In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.
     Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Managers’s or Investment Adviser’s, as applicable, view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.
     General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”
     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (“OTC options”). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.
     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
     The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.
     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.
     OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.
     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers” or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody’s or an equivalent rating from any nationally recognized statistical rating organization (“NRSRO”) or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.
     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.
     The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.
     The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.
     General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures to enhance returns or as a hedge against anticipated interest rate, currency or equity market changes, and for duration management and risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.
     The Fund has claimed exclusion from the definition of the term “commodity pool operator” adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.
     Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.
     Currency Transactions. The Fund may engage in currency transactions with Counterparties in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value and, as part of the iGAP Strategy, to increase return. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody’s, respectively, or that have an equivalent rating from another NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.
     The Fund’s dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be entered into as part of its iGAP strategy and, as part of its real estate securities portfolio, to hedge either specific transactions or portfolio positions. See the description of the Fund’s iGAP strategy in the prospectus. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.
     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.
     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund’s portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund’s securities denominated in correlated currencies. For example, if the Investment Manager or the Investment Adviser considers that the Austrian schilling is correlated to the German deutschemark (the “D-mark”), the Fund holds securities denominated in schillings and the Investment Manager or the Investment Adviser believes that the value of schillings will decline against the U.S. dollar, the Investment Manager or the Investment Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging.
     Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
     Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.
     Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.
     Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation, unless the contract is cash-settled. In this case, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contract, if any, rather than such contract’s full notional value.
     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.
     In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. With respect to futures contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value.
     With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.
     Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Investment Manager or the Investment Adviser, as the case may be, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Manager’s or the Investment Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objectives.
     Supranational Entities. Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.
     When-Issued and Delayed Delivery Securities. The Fund may from time to time purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. When the Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.
     To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While such securities may be sold prior to the settlement date, the Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. The Fund will segregate cash or liquid assets in an amount equal in value to commitments for such securities.
     Zero Coupon Securities. The Fund may invest in zero coupon securities, which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.
     Global Asset Allocation Strategy (“iGAP Strategy”). In connection with the iGAP strategy as described in the prospectus, the Fund may invest in long and short positions in exchange-traded equity, fixed income and currency futures contracts and currency forwards, indexed securities, futures contracts on securities indices, securities representing securities of foreign issuers (e.g., ADRs, GDRs and EDRs), options on stocks, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. These are discussed below, to the extent not already described above.
     Indexed Securities. The indexed securities in which the Fund may invest include debt securities whose value at maturity is determined by reference to the relative prices of various currencies or to the price of a stock index. The value of such securities depends on the price of foreign currencies, securities indices or other financial values or statistics. These securities may be positively or negatively indexed; that is, their value may increase or decrease if the underlying instrument appreciates.
     Securities Representing Securities of Foreign Issuers. The Fund’s investments in the securities of foreign issuers may be made directly or in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs,” also referred to as

International Depositary Receipts or “IDRs”), European Depositary Receipts (“EDRs”) or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent, and while designed for use as alternatives to the purchase of the underlying securities in their national markets and currencies, are subject to the same risks as the foreign securities to which they relate.
     ADRs are receipts, typically issued by a US bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depository Receipts (“CDRs”), are receipts issued in Europe, and GDRs or IDRs are issued outside the United States. EDRs (CDRs) and GDRs (IDRs) are typically issued by non-US banks and trust companies and evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in US securities markets, and EDRs (CDRs) and GDRs (IDRs) in bearer form are designed for use in European and non-US securities markets, respectively. For purposes of the Fund’s investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.
     ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository’s transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.
     Investments in foreign securities incur higher costs than investments in US securities, including higher costs in making securities transactions as well as foreign government taxes which may reduce the investment return of the Fund. In addition, foreign investments may include risks associated with currency exchange rates, less complete information about additional companies, less market liquidity and political instability.
     Non-diversification. The Fund is classified as a non-diversified management investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified fund.
MANAGEMENT OF THE FUND
Investment Manager
     Deutsche Investment Management Americas Inc., which is part of Deutsche Asset Management (“DeAM”), is the investment manager for the Fund pursuant to an Investment Management Agreement with the Fund (the “Investment Management Agreement”). DIMA is headquartered at 345 Park Avenue, New York, New York. Under the oversight of the Board of Directors of the Fund, DIMA manages the Fund’s daily investment affairs subject to the policies established by the Fund’s Board of Directors. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients.
     DeAM is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DIMA, DeAM, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.
     The Investment Manager provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investments, advice to open- and closed-end SEC registered funds.

Investment Management Agreement
     Under the Investment Management Agreement, the Investment Manager has the responsibility to provide continuous investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions of the Fund and applicable law. For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of           % of the average daily total managed assets of the Fund. Total managed assets equals the total asset value of the Shares, including the liquidation preference on any preferred shares issued by the Fund plus the principal amount of any borrowings, minus liabilities (other than debt representing financial leverage). In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including compensation of its independent directors, custodian, transfer agency and dividend disbursing expenses, brokerage and interest costs, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of any leverage, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. If the Fund determines to use leverage, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s total managed assets, which would include assets attributable to leverage. Because the fees paid to the Investment Manager are determined on the basis of the Fund’s total managed assets, the Investment Manager’s interest in determining whether to leverage the Fund may differ from the interests of the Fund.
     The Investment Management Agreement provides that the Investment Manager shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Investment Management Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under the Investment Management Agreement.
     The Investment Management Agreement will remain in effect for an initial term ending                , 2009 (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund’s Board of Directors or by the holders of a majority of the Fund’s outstanding voting securities and (2) by a majority of the independent directors who are not parties to such contract or agreement. The Investment Management Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days’ written notice by the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 90 days’ written notice by the Investment Manager.
     Under a separate agreement between Deutsche Bank AG and the Fund, Deutsche Bank AG has granted a license to the Fund to utilize the trademark “DWS.”
     In reviewing the terms of the Investment Management Agreement and in discussions with the Investment Manager concerning the Investment Management Agreement, the Directors of the Fund who are not “interested persons” of the Investment Manager are represented by independent counsel at the Fund’s expense.
     Officers and employees of the Investment Manager from time to time may have transactions with various banks, including the Fund’s custodian bank. It is the Investment Manager’s opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.
Investment Adviser and Investment Advisory Agreement
     RREEF America L.L.C., 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, is the investment adviser for the Fund. RREEF serves as investment adviser pursuant to the terms of an Investment Advisory Agreement between it and the Investment Manager (the “Investment Advisory Agreement”), and is responsible for the day-to-day management of the principal portion of the Fund’s portfolio invested in real estate securities.
     Pursuant to the Investment Advisory Agreement, RREEF, under the oversight of the Fund’s Board of Directors and the supervision of the Investment Manager, provides a continuous investment program for the Fund’s real estate securities portfolio, provides investment research and makes and executes recommendations for the purchase and sale of real estate securities.

     The Investment Advisory Agreement provides that RREEF will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of RREEF in the performance of its duties or from reckless disregard by RREEF of its obligations and duties under the Investment Advisory Agreement.
     The Investment Advisory Agreement will remain in effect for an initial term ending                 , 2009 (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually by (1) the Fund’s Board of Directors or by the holders of a majority of the Fund’s outstanding voting securities and (2) a majority of the independent directors who are not parties to such contract or agreement. The Investment Advisory Agreement may be terminated at any time upon 60 days’ notice by the Investment Manager or by the Board of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon its assignment or upon termination of the Investment Management Agreement.
     RREEF may terminate the Investment Advisory Agreement upon 90 days’ notice to the Investment Manager.
Subadvisers and Subadvisory Agreeements
     Pursuant to investment subadvisory agreements (each, a “Subadvisory Agreement”) between RREEF and Deutsche Asset Management International GmbH, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited, these entities act as subadvisers to the Fund. As subadvisers, under the supervision of the Board of Directors, DIMA and RREEF, the subadvisers manage the Fund’s real estate investments in specific foreign markets.
     Deutsche Asset Management International GmbH, Mainzer Landstrasse 187-190, Frankfurt am Main, Germany, manages investment decisions for the European portion of the Fund’s real estate securities portfolio. RREEF Global Advisers Limited, Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB, invests or recommends investments in U.K. and estate securities for the Fund.
     Deutsche Asset Management (Hong Kong) Limited, 55/F Cheung Kong Centre, 2 Queen’s Road Centre, Hong Kong, China, and Deutsche Investments Australia Limited, Level 21, 83 Clarence Street, Sydney, Australia, NSW, 2000, manage the investment decisions for the Asian and Australian portions of the Fund’s real estate securities portfolio.
     Each Subadvisory Agreement provides that the subadviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the subadviser in the performance of its duties or from reckless disregard by the subadviser of its obligations and duties under the Subadvisory Agreement.
     Each Subadvisory Agreement will remain in effect for an initial term ending                   , 2009 (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually by (1) the Fund’s Board of Directors or by the holders of a majority of the Fund’s outstanding voting securities and (2) a majority of the independent directors who are not parties to such contract or agreement. Each Subadvisory Agreement may be terminated at any time upon 60 days’ notice by the Investment Adviser or by the Board of the Fund or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon its assignment or upon termination of the Investment Advisory Agreement.
     A subadviser may terminate its Subadvisory Agreement upon 90 days’ notice to the Investment Adviser.
Compensation of Portfolio Managers

     The Fund has been advised that each of the Investment Manager, the Investment Adviser and the subadvisers seeks to offer each of its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison and (ii) variable compensation, which is linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).
     Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.
     To evaluate its investment professionals, the Advisers use a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Advisers consider a number of quantitative and qualitative factors such as:
•	DWS Scudder’s performance and the performance of Deutsche Asset Management; quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•	Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Adviser assesses compliance, risk management and teamwork skills.

•	Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and “living the values” of the Adviser, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.
     In addition, the Investment Manager, Investment Adviser and subadvisers, as the case may be, analyze competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.
     Variable compensation consists of a compensation pool that is determined based on revenues generated by the funds they manage, which are generally impacted by overall investment performance. The compensation pool is shared equally among those senior investment professionals. The compensation structure for these investment professionals is dependent on, among other things, their continuing obligation to fulfill their fiduciary responsibilities to their clients and to “live the values” of the Advisers through adherence to the Investment Manager’s compliance policies and procedures. This compensation structure creates an incentive to maximize the size of the funds. However, the Investment Manager has in place controls designed to maintain disciplined growth of the products managed by this team within the capacity constraints of the investment process. The Investment Manager believes that this compensation structure has been a positive incentive to this team and has contributed to the development of a strong team culture and a risk managed consistent investment approach that has benefited fund shareholders over time. Performance information is provided in the relevant fund prospectus.
Fund Ownership of Portfolio Managers
     The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management teams, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of                    , 2007.

	Dollar Range of Fund	Dollar Range of DWS
Name of Portfolio Manager	Shares Owned	Fund Shares Owned

Conflicts of Interest
     In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Investment Manager, the Investment Adviser and the subadvisers. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of                  , 2007.
Other SEC Registered Investment Companies Managed:

Number of
	Number of	Total Assets of	Investment	Total Assets of
	Registered	Registered	Companies	Performance-
	Investment	Investment	with Performance-	Based Fee
Name of Portfolio Manager	Companies	Companies	Based Fee	Accounts

Other Pooled Investment Vehicles Managed:

Number of
			Pooled Investment	Total Assets of
	Number of	Total Assets of	Vehicles	Performance-
	Pooled Investment	Pooled Investment	with Performance-	Based Fee
Name of Portfolio Manager	Vehicles	Vehicles	Based Fee	Accounts

Other Accounts Managed:

			Number of	Total Assets of
	Number of		Other Accounts	Performance-
	Other	Total Assets of	with Performance-	Based Fee
Name of Portfolio Manager	Accounts	Other Accounts	Based Fee	Accounts

     In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Fund. Each of the Investment Manager, the Investment Adviser and the subadvisers has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.
     Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Manager, the Investment Adviser and/or the subadvisers, including other client accounts managed by the Fund’s portfolio management teams. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Manager, the Investment Adviser and the subadvisers may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Investment Manager, the Investment Adviser and/or the subadvisers. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Manager, the Investment Adviser and the subadvisers to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Manager, the Investment Adviser and the subadvisers in the interest of achieving the most favorable net results to the Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Investment Manager, the Investment Adviser and the subadvisers attempt to minimize these conflicts by aligning their portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•	In some cases, an apparent conflict may arise where the Investment Manager, the Investment Adviser and/or the subadvisers have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Investment Manager, the Investment Adviser and the subadvisers will not determine allocations based on whether they receive a performance-based fee from the client. Additionally, the Investment Manager, the Investment Adviser and the subadvisers have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
     The Investment Manager, the Investment Adviser and the subadvisers are owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Investment Manager, the Investment Adviser and the subadvisers are affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts; such other activities involve real, potential or apparent conflicts of interests. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Investment Manager’s, the Investment Adviser’s and/or the subadvisers’ advisory clients. The Investment Manager, the Investment Adviser and the subadvisers have instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board.
Administrator
     DIMA also serves as the Fund’s administrator (the “Administrator”) pursuant to an Administrative Services Agreement. Pursuant to the Administrative Services Agreement, the Administrator provides administrative services to the Fund, including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, fund accounting services for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Administrator a fee, computed daily and paid monthly, at an annual rate of                     % of the Fund’s average daily total managed assets.
     Under the Administrative Services Agreement, the Administrator is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Administrator provides the Fund with personnel; arranges for the preparation and filing of the Fund’s tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files registration statements of the Fund; maintains the Fund’s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund’s operating expense budgets; reviews and processes the Fund’s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Administrator also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Administrator will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.
Codes of Ethics
     The Fund, DIMA, RREEF and the subadvisers have each adopted Codes of Ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Fund, employees of DIMA, RREEF and the subadvisers are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Fund, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Codes of Ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.
     The Codes of Ethics may be inspected or obtained from the SEC’s public reference room. See “Additional Information” at page                .
FUND SERVICE PROVIDERS
Independent Registered Public Accounting Firm
                (“       ”),       , has been appointed as the independent registered public accounting firm for the Fund.           audits the financial statements of the Fund and provides other audit, tax and related services. The Statement of Assets and Liabilities of the Fund as of       , 2007 appearing in this SAI has been audited by       , as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.
Legal Counsel
     Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to the Fund and its Independent Directors.
Custodian, Transfer Agent and Dividend-Disbursing Agent
     Brown Brothers Harriman and Co. (the “Custodian”) serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.
     DWS Scudder Investments Service Company (“DWS-SISC”), an affiliate of DIMA, serves as the dividend-disbursing agent and transfer agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. (“DST”), DWS-

SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are born by DWS-SISC, not by the Fund.
     Brown Brothers Harriman and Co. is located at 40 Water Street, Boston, Massachusetts 02109. DWS-SISC is located at 210 W. 10th Street, Kansas City, Missouri 64105-1614.
PORTFOLIO TRANSACTIONS
     The Investment Manager, the Investment Adviser and the subadvisers are each responsible for placing orders for the purchase and sale of portfolio securities, including the allocation of brokerage.
     The policy of the Investment Manager, the Investment Adviser and the subadvisers in placing orders for the purchase and sale of securities for the Fund is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Investment Manager, the Investment Adviser and the subadvisers seek to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compare the brokerage commissions (if any) paid by the Fund to reported commissions paid by others. The Investment Manager, the Investment Adviser and the subadvisers routinely review commission rates, execution and settlement services performed and make internal and external comparisons.
     Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
     Transactions in fixed income and certain over-the-counter securities are generally placed by the Investment Manager, the Investment Adviser and the subadvisers with the principal market makers for these securities unless the Investment Manager, the Investment Adviser and the subadvisers, as applicable, reasonably believe more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker. It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of DWS funds to their customers. However, the Investment Manager, the Investment Adviser and the subadvisers do not consider sales of shares of DWS funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund and, accordingly, have implemented policies and procedures reasonably designed to prevent their traders from considering sales of shares of DWS funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund.
     The Investment Manager, the Investment Adviser and the subadvisers are each permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for the Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Investment Manager, the Investment Adviser or the subadvisers determines that such commissions are reasonable in relation to the overall services provided. The Investment Manager, the Investment Adviser and/or the subadvisers may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Investment Manager, Investment Adviser and subadvisers, respectively. Consistent with the Investment Manager’s, the Investment Adviser’s and the subadviser’s policies regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Investment Manager, the Investment Advisor and the subadvisers may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Investment Manager, Investment Adviser or the subadvisers, respectively, it is the opinion of the Investment Manager, Investment Adviser or the subadvisers that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Investment Manager’s, Investment Adviser’s or the subadvisers’ staff. Research and brokerage services received from a broker-dealer may be useful to the Investment Manager, Investment Adviser or the subadvisers in providing services to clients other than the Fund, and not all such information is used by the Investment Manager, Investment Adviser or the subadvisers in connection with the Fund. Conversely, such information provided to the Investment Manager, Investment Adviser or subadvisers by broker-dealers through which other clients of the Investment Manager, Investment Adviser or the subadvisers effect securities transactions may be useful to the Investment Manager, Investment Adviser or the subadvisers in providing services to the Fund. Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

The Investment Manager, the Investment Adviser and the subadvisers may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer hardware or software used by the Investment Manager, the Investment Adviser or the subadvisers to facilitate trading activity with those broker-dealers.
     Research and brokerage services may include products obtained from third parties if the Investment Manager, Investment Adviser or subadvisers determine that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is the Investment Manager’s policy that the Investment Adviser and the subadvisers may not execute portfolio transactions on behalf of the Fund to obtain third party research and brokerage services. The Investment Manager may, in the future, change this policy. Regardless, the Investment Adviser or the subadvisers may, as matter of internal policy, limit or preclude third party research and brokerage services.
     The Investment Manager will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.
     Investment decisions for the Fund and for other investment accounts managed by the Investment Manager, Investment Adviser and subadvisers are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Investment Manager, Investment Adviser and subadvisers may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.
     The Investment Manager, Investment Adviser and subadvisers and the Fund’s management teams manage other mutual funds and separate accounts, some of which use short sales of securities as a part of their investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.
     The Investment Manager has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. The Investment Manager and the investment teams have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.
     Deutsche Bank AG or one of its affiliates may act as a broker for the Fund and receive brokerage commissions or other transaction-related compensation from the Fund in the purchase and sale of securities, options or futures contracts when, in the judgment of the Investment Manager, Investment Adviser or subadvisers, and in accordance with procedures approved by the Board of Directors, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.
DIVIDENDS
     Commencing with the first dividend, the Fund intends to distribute all or a portion of its net investment income monthly to holders of common stock. The Fund expects to declare its initial monthly distribution within 60 days and pay its initial monthly payment within 80 days after the completion of this offering, depending upon market conditions. Dividends and distributions may be payable in cash or common stock, with the option to receive stock in lieu of cash. The Fund may at times, in its discretion, pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in addition to net investment income earned in other periods in order to permit the Fund to maintain a more stable level of distributions. As a result, the dividend paid by the Fund to holders of common stock for any particular period may be more or less than the amount of net investment income earned by the Fund during such period. The Fund is not required to maintain a stable level of distributions to shareholders. The amount of monthly distributions may vary depending on a number of factors, including the costs of any leverage. As portfolio and market conditions change, the amount of dividends on the Shares could change. For federal income tax purposes, the Fund is required to distribute substantially all of its net investment income each year to both reduce its federal income tax liability and to avoid a potential excise tax. The Fund intends to distribute all realized capital gains, if any, at least annually.

     Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.
     While any preferred stock is outstanding, the Fund may not declare any cash dividend or other distribution on its common stock, unless at the time of such declaration, (i) all accumulated preferred dividends have been paid and (ii) the net asset value of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding preferred stock (expected to be equal to the original purchase price per share plus any accumulated and unpaid dividends thereon).
     In addition to the limitations imposed by the 1940 Act described above, certain lenders may impose additional restrictions on the payment of dividends or distributions on common stock in the event of a default on the Fund’s borrowings. If the Fund’s ability to make distributions on its common stock is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company, which would have adverse tax consequences for shareholders.
U.S. FEDERAL INCOME TAX MATTERS
     The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable income tax laws of the United States as of the date hereof, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (“IRS”) retroactively or prospectively and could affect the continued validity of this summary. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers before making an investment in the Fund to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences as well as the effect of possible changes in tax laws.
     The Fund intends to elect to be treated and to qualify each year as a “regulated investment company” under Subchapter M of the Code so that it will not pay U.S. federal income tax on income and capital gains timely distributed (or treated as being distributed as described below) to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (i.e., a partnership that is traded on an established securities market or tradeable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains, and other traditional permitted mutual fund income) (collectively, the “90% income test”). In addition to the 90% income test, the Fund must also diversify its holdings (commonly referred to as the “asset test”) so that, at the end of each quarter of its taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), of two or more issuers of which 20% or more of the voting securities are held by the Fund and that are determined to be engaged in the same, similar or related trades or businesses, or of one or more qualified publicly traded partnerships.
     If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gains over net short-term capital losses), it will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently a maximum rate of 35%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. Under the Code, the Fund will be subject to a nondeductible 4% federal excise tax generally on a portion of its undistributed ordinary income for any calendar year and capital gains for the one year period ending October 31 in such calendar year if it fails to meet certain distribution requirements with respect to such calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis), plus 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31). The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and, therefore, under normal circumstances, does not expect to be subject to this excise tax.
     If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which generally would be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code, as discussed below, and non-corporate shareholders of the Fund generally would be able to treat such distributions as “qualified dividend income” under Section 1(h)(11) of the Code for taxable years beginning on or prior to December 31, 2010, as discussed below, provided in each case that certain holding period and other requirements are satisfied.
     Certain distributions by the Fund, if any, may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations (but not including REITs).
     A Common Shareholder may elect to have all dividends and distributions automatically reinvested in shares of common stock of the Fund pursuant to the Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”). If a Common Shareholder does not elect to participate in the Plan, such Common Shareholder will receive distributions in cash. For U.S. federal income tax purposes, all dividends are generally taxable regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.
     Distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Under Section 1(h)(11) of the Code, for taxable years beginning on or before December 31, 2010, qualified dividend income, if any, received by non-corporate shareholders is taxed at rates equivalent to long-term capital gain tax rates, which currently reach a maximum of 15%. “Qualified dividend income” generally includes dividends from certain domestic corporations and dividends from “qualified foreign corporations,” although dividends paid by REITs will not generally qualify as qualified dividend income. For these purposes, a “qualified foreign corporation” is a foreign corporation (i) that is incorporated in a possession of the United States or is eligible for benefits under a qualifying income tax treaty with the United States, or (ii) whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a “passive foreign investment company,” as defined in the Code. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders to the extent of the aggregate dividends received by the Fund. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. If the Fund lends portfolio securities, amounts received by the Fund that is the equivalent of the dividends paid by the issuer on the securities loaned will not be eligible for qualified dividend income treatment. The same provisions, including the holding period requirements, apply to each shareholder’s investment in the Fund. For taxable years beginning after December 31, 2010, “qualified dividend income” will no longer be taxed at the rates applicable to long-term capital gains, but rather will be taxed at ordinary income tax rates, unless Congress enacts legislation providing otherwise.
     Distributions of net capital gain, if any, are taxable at long-term capital gain rates for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits, if any, will be treated by a shareholder as a tax-free return of capital, which is applied against and reduces the shareholder’s basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his, her or its shares, the excess will be treated by the shareholder as gain from the sale or exchange of such shares. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually.
     If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in shares acquired on behalf of the shareholder in open-market purchases, for U.S. federal income tax purposes, the shareholder will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. If a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder will be treated as receiving a taxable distribution equal to the fair market value of the stock the shareholder receives.
     The Fund intends to distribute all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long- term capital gains, (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the federal income tax deemed paid by the shareholders.
     Any dividend declared by the Fund in October, November or December with a record date in such a month and paid during the following January will be treated for U.S. federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the calendar year in which it is declared.
     Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss and may affect the amount, timing and character of distributions to shareholders.
     If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse federal income tax consequences, but (i) one such election would require the Fund to recognize taxable income or gain (which would be subject to tax distribution requirements) entirely as ordinary income without the concurrent receipt of cash and (ii) the other such election would require the Fund to recognize taxable income or gain (which would be subject to tax distribution requirements) without the concurrent receipt of cash and would also require the foreign corporation to provide the Fund with certain information necessary for such treatment, which such foreign corporation may or may not provide. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.
     Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.
     If the Fund utilizes leverage through borrowing, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions could potentially limit or eliminate the Fund’s ability to make distributions on its common stock until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund’s qualification as a regulated investment company and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.
     If the Fund invests in certain positions such as pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.
     The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain or loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. In addition, certain Fund investments may produce income that will not qualify for the 90% income test. The Fund will monitor its investments and transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes, if possible.
     The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations may provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.
     The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund in a given year may satisfy the requirements for passing through to its shareholders their pro rata share of qualified foreign taxes paid by the Fund, with the result that shareholders will be required to include such taxes in their gross incomes and will generally be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.
     At the time of an investor’s purchase of the Fund’s shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. Investors should consider the tax implications of purchasing shares just prior to a distribution.
     Sales and other dispositions of the Fund’s shares generally are taxable events for shareholders that are subject to federal income tax. Shareholders should consult their own tax advisors regarding their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Generally, gain or loss will be equal to the difference between the amount of cash and the fair market value of other property received (including securities distributed by the Fund) and the shareholder’s adjusted tax basis in the shares sold or exchanged. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of the Fund’s shares will be treated as short-term capital gain or loss. However, any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. For the purposes of calculating the six-month period, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales. Long-term capital gain rates of noncorporate shareholders have been reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning on or before December 31, 2010. For taxable years beginning after December 31, 2010, the maximum noncorporate tax rate on long term capital gains will increase to 20%, unless Congress enacts legislation providing otherwise. The ability to deduct capital losses may be subject to limitations. In addition, losses on sales or other dispositions of shares may be disallowed under the “wash sale” rules in the event a shareholder acquires substantially identical shares (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired.
     From time to time, the Fund may repurchase its shares. Shareholders who tender all shares held, and those considered to be held (through attribution rules contained in the Code), by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its shares (including those considered held through attribution), such shareholder may be treated as having received a taxable dividend upon the tender of its shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of shares, the Fund will be required to make additional distributions to its shareholders.
     The IRS has taken the position that if a regulated investment company has two classes of shares, it must designate distributions made to each class in any year as consisting of no more than such class’s proportionate share of particular types of income (e.g., ordinary income and net capital gains). Consequently, if both common stock and preferred stock are outstanding, the Fund intends to designate distributions made to each class of particular types of income in accordance with each class’s proportionate shares of such income. Thus, the Fund will designate to the extent applicable, dividends qualifying for the corporate dividends received deduction (if any), income not qualifying for the dividends received deduction, “qualified dividend income,” ordinary income and net capital gain in a manner that allocates such income between the holders of common stock and preferred stock in proportion to the total dividends made to each class during or for the taxable year, or otherwise as required by applicable law. However, for purposes of determining whether distributions are out of the Fund’s current or accumulated earnings and profits, the Fund’s earnings and profits will be allocated first to the Fund’s preferred stock, if any, and then to the Fund’s common stock. In such a case, since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred stock, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of common stock.
     Federal law requires that the Fund withhold, as “backup withholding,” 28% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Fund’s stock paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on a separate IRS Form W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding is not an additional tax. Any amount withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability if the appropriate information (such as the timely filing of the appropriate federal income tax return) is provided to the IRS.
     Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund. For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
     A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations. A distribution paid prior to 2008 attributable to the Fund’s sale of a REIT or other U.S. real property holding company will also be treated as real property gain if 50% or more of the value of the Fund’s assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution.

     Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual shareholder, S corporation or trust or $10 million or more in a single taxable year (or $20 million or more in any combination of years) for a shareholder who is a C corporation, such shareholder will generally be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are generally excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
     The description of certain U.S. federal income tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates). Non-U.S. shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty if the investor provides proper certification of such status).
     Shareholders should consult their own tax advisors on these matters and on any specific question of U.S. federal, state, local, foreign and other applicable tax laws before making an investment in the Fund.
DIRECTORS AND OFFICERS
     The following table presents certain information regarding the Directors and Officers of the Fund as of       , 2007. Each individual’s age is set forth in parentheses after his or her name. Unless otherwise noted, each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity. The initial term of office for each Director will expire at the first annual meeting of stockholders, and until their successors are duly elected and qualify, or until a director sooner dies, retires, resigns or is removed as provided in the governing documents of the Fund. Upon expiration of their initial term, directors will be elected to serve for three-year terms and until their successors are duly elected and qualify, and at each annual meeting directors will be elected by the shareholders.
Independent Directors

Name, Age,		Number of Funds in
Position(s) Held with the Fund and	Principal Occupation(s) During Past 5 Years and	DWS Fund
Length of Time Served(1)	Other Directorships Held	Complex Overseen

Interested Directors and Officers(2)

Name, Age,		Number of Funds in
Position(s) Held with the Fund and	Principal Occupation(s) During Past 5 Years and	DWS Fund
Length of Time Served(1)	Other Directorships Held	Complex Overseen
Michael G. Clark (2), (3) 41 Director, President and Chief Executive Officer, from Fund inception	Managing Director(4), Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The Korea Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)	[One]

Paul H. Schubert (3) 43 Chief Financial Officer and Treasurer, from Fund inception	Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)	n/a

John Millette(5) 44 Secretary, from Fund inception	Director(4), Deutsche Asset Management	n/a

(1)	Length of time served represents the date that each Director was first elected to the Board of Directors. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of the Fund.

(2)	As a result of his position held with the Investment Manager, this individual is considered an “interested person” of the Investment Manager within the meaning of the 1940 Act and receives no compensation from the Fund.

(3)	Address: 345 Park Avenue, New York, NY 10154.

(4)	Executive title, not a board directorship.

(5)	Address: Two International Place, Boston, Massachusetts 02110.
     Directors Responsibilities. The officers of the Fund manage its day-to-day operations under the direction of the Fund’s Board of Directors. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund.
     The Board members, who have responsibility for overseeing     other DWS funds, have established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.
     The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the applicable Fund. It also makes recommendations regarding the selection of an independent registered public accounting firm for the Fund, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are                      (Chair and Audit Committee Financial Expert),                                                                       .
     The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Board Members and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are                                          (Chair),                                                             .
     The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Fund’s securities as needed in accordance with the valuation procedures when actual market values are unavailable

and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are                     . (Chair) and                                         .
     The Board has established two Investment Oversight Committees, one focusing on funds overseen by the Board primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on DWS funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with Fund portfolio managers and other investment personnel to review the relevant DWS funds’ investment strategies and investment performance. The members of the Equity Oversight Committee, where mandate will include the Fund, are                      (Chair),                                         . The members of the Fixed Income Oversight Committee, are                      (Chair)
and                                         .
     The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the DWS funds and their shareholders, and (ii) the distribution-related services provided to the DWS funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are                      (Chair),                                         .
     The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the DWS funds, including the handling of pending or threatened litigation or regulatory action involving the DWS funds, (ii) general compliance matters relating to the DWS funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are                      (Chair) and                                         .
     The Expense/Operations Committee (i) monitors the Fund’s total operating expense levels, (ii) oversees the provision of administrative services to the Fund, including the Fund’s custody, fund accounting and insurance arrangements, and (iii) reviews the Fund’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are                      (Chair),                                         .
     Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues.
     Remuneration. Each independent Board member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any independent Board member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Fund or any fund in the DWS fund complex.
     Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund. The following tables show estimated compensation from the Fund for the fiscal year ending       , 2007 and aggregate compensation from all of the funds in the DWS fund complex received by each board member during the calendar year 2006.

Pension or
		Retirement Benefits	Total Compensation Paid
		Accrued as Part of	to Directors from DWS
Name of Director	Compensation from Fund	Fund Expenses	Fund Complex(3)(4)

     Director Fund Ownership. The Fund has not commenced operations as of the date of this Statement of Additional Information; therefore none of the Directors own any equity securities in the Fund. Each Director owns over $100,000 of shares on an aggregate basis in all DWS funds overseen by the Director as of December 31, 2006. Under the Fund’s Governance Procedures and Guidelines, the independent directors have established the expectation that within three years of becoming a Director, an independent director will have invested an amount in the funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on “shadow shares” in the DWS funds) in the aggregate in excess of $150,000. Each interested Director is also encouraged to own an amount of shares (based upon their own individual judgment) of the Fund that is suitable for his or her own appropriate investment needs.
     Ownership of Securities of the Adviser and Related Companies. As reported to the Fund, the information in the following table reflects ownership by the independent directors and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in an investment adviser or principal underwriter of the Fund and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund (including Deutsche Bank AG).
PROXY VOTING GUIDELINES
     The Fund has delegated proxy voting responsibilities to the Investment Manager, subject to the Board’s general oversight. The Fund has delegated proxy voting to the Investment Manager with the direction that proxies should be voted consistent with the Fund’s best economic interests. The Investment Manager has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund and the interests of the Investment Manager and its affiliates. The Guidelines set forth the Investment Manager’s general position on various proposals, such as:
•	Shareholder Rights — The Investment Manager generally votes against proposals that restrict shareholder rights.

•	Corporate Governance — The Investment Manager generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Investment Manager generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Investment Manager generally votes against proposals that require a company to appoint a Chairman who is an independent director.

•	Anti-Takeover Matters — The Investment Manager generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Investment Manager generally votes for fair price proposals.

•	Compensation Matters — The Investment Manager generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Investment Manager generally votes against stock option plans that do not meet the Investment Manager’s criteria.

•	Routine Matters — The Investment Manager generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.
     The general provisions described above do not apply to investment companies. The Investment Manager generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Investment Manager or an affiliate serves as investment adviser or principal underwriter (“affiliated investment companies”). The Investment Manager votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.
     Although the Guidelines set forth the Investment Manager’s general voting positions on various proposals, the Investment Manager may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

     The Guidelines on a particular issue may or may not reflect the view of individual members of each Board or of a majority of each Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Investment Manager or an affiliate serves as investment adviser or sponsor.
     The Investment Manager may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.
     As mentioned above, the Policies describe the way in which the Investment Manager resolves conflicts of interest. To resolve conflicts, the Investment Manager, under normal circumstances, votes proxies in accordance with its Guidelines. If the Investment Manager departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Investment Manager will vote the proxy. Before voting any such proxy, however, the Investment Manager’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Investment Manager has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Investment Manager has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Investment Manager will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.
     Under certain circumstances, the Investment Manager may not be able to vote proxies or the Investment Manager may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Investment Adviser may not vote proxies on certain foreign securities due to local restrictions or customs. The Investment Manager generally does not vote proxies on securities subject to share blocking restrictions.
     When available, you may obtain information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30th of each year by visiting the Securities and Exchange Commission’s Web site at www.sec.gov or by visiting our Web site at www.dws-scudder.com (type “proxy voting” in the search field).
ADDITIONAL INFORMATION
     A Registration Statement on Form N-2, including amendments thereto, relating to the Shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Common Shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.
     The Registration Statement and the Codes of Ethics may be viewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Securities and Exchange Commission’s Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The Registration Statement and the Codes of Ethics also may be available on the Edgar Database on the Securities and Exchange Commission’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: Securities and Exchange Commission’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. This reference to the website does not incorporate the contents of the website into this prospectus.

STATEMENT OF ASSETS AND LIABILITIES AND REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholder and the Board of Directors of DWS RREEF World Real Estate Plus Fund, Inc.:

DWS RREEF World Real Estate Plus Fund, Inc.
STATEMENT OF ASSETS AND LIABILITIES
[                          ], 2007

ASSETS
Cash
Deferred offering costs
Total assets
LIABILITIES
Accrued expenses
Total liabilities
Net Assets
Net Assets consist of:
Common Shares
Additional paid-in capital
Net Assets
Net asset value per share ($[ ]/[ ] shares of common stock outstanding, $.01 par value, [ ] shares authorized)
Maximum offering price per share([ ] of $[ ])
See accompanying Notes to the Statement of Assets and Liabilities

Notes to the Statement of Assets and Liabilities
Significant Accounting Policies
     DWS RREEF World Real Estate Plus Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company organized as a Maryland corporation on April 5, 2007. The authorized capital stock of the Fund consists of 100,000,000 shares of a par value of $0.01 each, all of which are initially classified as Common Stock. On      , 2007, Deutsche Investment Management Americas Inc. (“DeIM”), purchased            shares of common stock for $100,000. The Board of Directors has the authority to classify and reclassify unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining shareholder approval. The Fund has had no operations to date other than the sale and issuance to DeIM of            shares of common stock and matters relating to its organization and registration as a non-diversified, closed-end management investment company.
     The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.
     Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to registered investment companies, and to distribute all of its taxable income to shareholders. Accordingly, no federal income tax provision was required.
     Offering Costs. Offering costs of up to $.04 per share of the Fund’s Common Shares issued will be incurred by the Fund in connection with its offering. Offering costs estimated to be $     will be charged directly to paid-in-capital upon sales of shares.
     Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Related Parties
Management Agreement
     Deutsche Investment Management Americas Inc., an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund’s investment manager. The Fund has entered into an Investment Management Agreement with the Investment Manager, under which the Investment Manager provides continuing investment management of the assets of the Fund in accordance with the Fund’s investment objectives, policies and restrictions. The Investment Manager’s services include, but are not limited to, investment, reinvestment and trading in securities that are not global real estate securities, the supervision and oversight of the activities of the Fund’s Investment Adviser, the implementation of the iGAP strategy for the Fund and monitoring the Fund’s performance and compliance with its investment guidelines. The Investment Manager will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to                     % of the total managed assets of the Fund. RREEF America L.L.C. acts as the Fund’s investment adviser pursuant to an Investment Advisory Agreement, and is responsible for the day-to-day management of the Fund’s portfolio of real estate securities. Deutsche Asset Management International GmbH, RREEF Global Advisers Limited, Deutsche Asset Management (Hong Kong) Limited and Deutsche Investments Australia Limited act as the Fund’s subadvisers pursuant to subadvisory agreements.
     DIMA has agreed to pay all of the Fund’s organizational costs and the amount by which the Fund’s offering costs (other than sales load) exceed $0.04 per share.
Administrator
     DIMA serves as the Fund’s administrator. The Fund has entered into an Administrative Services Agreement with DIMA under which DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DIMA an annual fee of                     % of the Fund’s total managed assets.
Dividend-Disbursing Agent and Transfer Agent
     DWS Scudder Investments Service Company, an affiliate of DelM, serves as the dividend-disbursing agent and transfer agent for the Fund.

APPENDIX: A DESCRIPTION OF RATINGS
Standard & Poor’s Corporation Bond Ratings
     AAA. Debt rated AAA had the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
     A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
     BB, B, CCC, CC and C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
     CI. The rating CI is reserved for income bonds on which no interest is being paid.
     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.
Moody’s Investors Service, Inc. Bond Ratings
     AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.
     A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
     Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
     Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
     C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch Long-Term Debt Ratings
     AAA. Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
     AA. Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
     A. High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
     BBB. Good credit quality. “BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.
     BB. Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
     B. Highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
     CCC, CC, C. High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
     DDD, DD, D. Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.
     Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.
Commercial Paper Ratings
     Commercial paper rated by Standard & Poor’s Ratings Services (“S&P”) has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated “A” or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer’s commercial paper is rated A-1 or A-2.
     The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”). Among the factors considered by it in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer’s products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated Prime-1 or 2.

PART C — OTHER INFORMATION
Item 25: Financial Statements and Exhibits
1.	Financial Statements:
Part A — None
Part B — Report of Independent Registered Public Accounting Firm. **
2.	Exhibits:
a.	Articles of Incorporation. *

b.	By-Laws. *

c.	Not applicable.

d.	Form of specimen share certificate. **

e.	Dividend Reinvestment and Cash Purchase Plan. **

f.	None.

g.1.	Form of Investment Management Agreement. **

g.2.	Form of Sub-Advisory Agreement. **

g.3.	Form of Sub-Subadvisory Agreement. **

h.1.	Form of Underwriting Agreement. **

h.2.	Form of Marketing and Structuring Fee Agreement. **

h.3.	Form of Structuring Fee Agreement. **

h.4.	Form of Standard Dealer Agreement. **

h.5.	Form of Master Agreement Among Underwriters. **

i.	Not applicable.

j.	Custodian Agreement. **

k.1.	Form of Transfer Agency, Registrar and Dividend Disbursing Agency Agreement. **

k.2.	Form of Administrative Services Agreement. **

l.1.	Opinion of Willkie Farr & Gallagher LLP. **

l.2.	Opinion of Ober, Kaler, Grimes & Shriver, a Professional Corporation. **

m.	None.

n.	Consent of Independent Registered Public Accounting Firm. **

o.	Not applicable.

p.	Purchase Agreement. **

q.	Not Applicable.

r.1.	Code of Ethics of the Fund. **

r.2.	Code of Ethics of the Investment Manager. **

r.3.	Code of Ethics of the Investment Adviser. **

r.4.	Code of Ethics of the Subadvisers. **

s.	Power of Attorney. **

*	Filed herewith.

**	To be filed by amendment.
Item 26. Marketing Arrangements
Reference is made to the form of underwriting agreement and related agreements for the Registrant’s shares of common stock to be filed in an amendment to the Registrant’s Registration Statement.
Item 27. Other Expenses of Issuance and Distribution
The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement*:

Registration fees	$
Exchange listing fee
Printing and engraving expenses
Auditing fees and expenses
Legal fees and expenses
NASD fees
Miscellaneous

Total	$

2

* As described in the prospectus, the Adviser has agreed to bear (i) all organizational expenses of the Fund and (ii) offering expenses of the Fund that exceed $0.04 per share of the Fund’s common stock (other than the sales load).
Item 28. Persons Controlled by or under Common Control
None.
Item 29. Number of Holders of Securities
As of ___, 2007, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Shares, par value, $.01 per share	None
Item 30. Indemnification
The charter of the Registrant provides that, to the fullest extent that limitations on the liability of directors and officers are permitted by Maryland law, no director or officer of the Registrant shall have any liability to the Registrant or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. Article 2, Section 405.2 of the Maryland General Corporation Law provides that the charter of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the corporation or its shareholders for money damages except to the extent (i) that it is proved that the person actually received an improper benefit or profit in money, property, or services for the amount of the benefit or profit in money, property, or services actually received; or (ii) that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.
The Registrant’s charter further provides that the Registrant has the power to obligate itself to indemnify any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Registrant, or is or was serving while a director or officer of the Registrant at the request of the Registrant as a director, officer, partner, manager, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys’ fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under Maryland law, the 1933 Act and the 1940 Act, as such statutes are now or hereinafter in force.
In addition, the Registrant’s charter also provides that the Registrant has the power to advance expenses to its currently acting and its former directors and officers to the fullest extent that

3

advancement of expenses is permitted by Maryland law, the 1933 Act, and the 1940 Act, as such statutes are now or hereinafter in force.
The Board of Directors may by by-law, resolution or agreement make further provision for indemnification and advancement of expenses of directors, officers, employees and agents to the fullest extent permitted by Maryland law.
The Registrant’s charter also provides that no (i) provision of the charter shall be effective to protect or purport to protect any director or officer of the Registrant against any liability to the Registrant or its security holders to which the person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the person’s office and (ii) amendment to the charter of the Registrant shall affect any right of any person based on any act or failure to act which occurred prior to the amendment.
The Registrant’s By-Laws obligate the Registrant, to the maximum extent permitted by the Maryland General Corporation Law, the 1933 Act and the 1940 Act, to indemnify any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer, or is or was serving while a director or officer at the request of the Registrant as a director, officer, partner, manager, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise, against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys’ fees) actually incurred by such person in connection with such action, suit or proceeding, except that such indemnity shall not protect any such person against any liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the person’s office.
The Registrant’s By-Laws further provide that the Registrant shall advance expenses to its current and former directors and officers; provided, however, the person seeking the advance of expenses shall provide a security in form and amount acceptable to the Registrant; the Registrant is insured against losses arising by reason of the advance; or a majority of a quorum of Directors of the Registrant who are neither “interested persons” as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding (“disinterested non-party Directors”) or independent legal counsel, in a written opinion, shall determine, based on a review of facts readily available to the Registrant at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.
Reference is also made to the Investment Management Agreement, filed as Exhibit (g)(i) hereto and to the Underwriting Agreement, filed as Exhibit (h) hereto. Insofar as indemnification for liabilities under the 1933 Act may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Registrant by the directors or officers in connection with the securities being registered, the Registrant will, unless in the opinion of its

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counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.
Each of the directors who is not an “interested person” (as defined under the Investment Company Act of 1940) of the Adviser (a “Non-interested Director”) has entered into an indemnification agreement with the Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Director against certain liabilities which such director may incur while acting in the capacity as a director, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Director and is not affected by amendment of the charter. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Director against any liability to the Registrant or its shareholders to which such director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
Item 31. Business and Other Connections of Investment Manager, Investment Adviser and Subadvisers
The description of the Investment Manager, Investment Adviser and Subadvisers under the caption “Management of the Fund” in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.
For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Manager, Investment Adviser and Subadvisers, respectively, reference is made to Forms ADV filed with the Commission (Commission File No. 801-252 (Deutsche Investment Management Americas Inc.), 801-55209 (RREEF America LLC), 801-20289 (Deutsche Asset Management International GmBH), 801-66285 (Deutsche Asset Management (Hong Kong) Limited), 801-57743 (Deutsche Investments Australia Limited) and 801-66274 (RREEF Global Advisers Limited), under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.
Item 32. Location of Accounts and Records
The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant’s Investment Manager, at 345 Park Avenue, New York, New York 10154; the Registrant’s Investment Adviser, RREEF America L.L.C., at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611; the Registrant’s Subadviser, Deutsche Asset Management International GmbH, at Mainzer Landstrasse 187-190, Frankfurt am Main, Germany; the Registrant’s Subadviser, RREEF Global Advisers Limited, at Winchester House, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB; the Registrant’s Subadviser, Deutsche Asset Management (Hong Kong) Limited, at 55/F Cheung Kong Centre, 2 Queen’s Road Centre, Hong Kong, China; the Registrant’s Subadviser, Deutsche Investments Australia Limited, Level 21, 83 Clarence Street, Sydney, Australia, NSW, 2000; the Registrant’s transfer agent, DWS Scudder Investment Services Company, at 210 W. 10th Street,

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Kansas City, Missouri 64105-1614; and the Registrant’s custodian, Brown Brothers Harriman & Co., at 40 Water Street, Boston, Massachusetts 02109.
Item 33. Management Services
Not applicable.
Item 34. Undertakings
     1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.
     2. Not applicable.
     4. Not applicable.
     5. The Registrant undertakes that:
          a. for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and
          b. for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

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SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 11th day of April, 2007.

DWS RREEF World Real Estate Plus Fund, Inc.
By:	/s/ Michael G. Clark
Michael G. Clark, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Michael G. Clark Michael G. Clark	President and Chief Executive Officer, Director	April 11, 2007

/s/ Paul H. Schubert Paul H. Schubert	Treasurer (Chief Financial Officer)	April 11, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.a.	Articles of Incorporation.

2.b.	By-Laws.
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